PROSPECTUS DECEMBER 31, 2005


UNDISCOVERED
MANAGERS
FUNDS
CLASS A, CLASS B & CLASS C SHARES


UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
JPMORGAN REALTY INCOME FUND
UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND (CLASS A)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

TABLE OF CONTENTS

The Funds                                                                                 2

WHAT YOU SHOULD KNOW ABOUT THE FUNDS' INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund                                              2
Undiscovered Managers Behavioral Value Fund                                               5
JPMorgan Realty Income Fund                                                               8
Undiscovered Managers Small Cap Growth Fund                                              11
The Funds' Fees and Expenses                                                             14
Other Policies and Additional Disclosure on Risks                                        22
The Funds' Management                                                                    24

HOW TO DO BUSINESS WITH THE FUNDS

Purchasing Fund Shares                                                                   29
Sales Charges                                                                            35
Rule 12b-1 Fees                                                                          41
Exchanging Fund Shares                                                                   41
Redeeming Fund Shares                                                                    43

SHAREHOLDER INFORMATION                                                                  46

Distributions and Taxes                                                                  46
Availability of Proxy Voting Record                                                      47
Portfolio Holdings Disclosure                                                            47

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION
AND CERTAIN OF ITS AFFILIATES                                                            48

Performance of Accounts (Unaudited)                                                      48

Financial Highlights                                                                     50

How to Reach Us                                                                  Back Cover

THE FUNDS

Undiscovered Managers Funds has four investment portfolios: Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, JPMorgan Realty Income Fund (formerly the Undiscovered Managers REIT Fund) and Undiscovered Managers Small Cap Growth Fund (each a Fund and together the Funds). All the Funds, except for Undiscovered Managers Small Cap Growth Fund, offer Class A, Class B and Class C Shares through this prospectus. Undiscovered Managers Small Cap Growth Fund offers Class A Shares.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(the Behavioral Growth Fund)

INVESTMENT OBJECTIVE

Growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-  A general decline in the U.S. stock markets,
-  Poor performance of individual stocks held by the Fund,
-  Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The Class A, Class B and Class C Shares of the Behavioral Growth Fund commenced operations on June 4, 2004. Because the Class A, Class B and Class C Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Investor Class Shares.* The bar chart below shows how the performance of the Fund's Investor Class Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart compares the average annual total returns over the past year, five years and life of the Fund to the returns of the Russell 2500(TM) Growth Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Investor Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, J.P. Morgan Investment Management Inc. (JPMIM) became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Returns*,(1)

1999         65.13%
2000        -27.05%
2001        -22.69%
2002        -17.53%
2003         57.00%
2004          9.90%

* The Fund's performance is based on the Investor Class Shares of the Fund, which invest in the same portfolio of securities, but which shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Investor Class Shares.
(1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 4.90% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund's Investor Class Shares was 35.91% for the quarter ended December 31, 1999, and the lowest quarterly return of the Fund's Investor Class Shares was (29.44)% for the quarter ended September 30, 2001.

                   Average Annual Total Returns of the Fund's
        Class A, Class B and Class C Shares* (for periods ended 12/31/04)

                                                                                 SINCE COMMENCEMENT OF
                                                                               INVESTMENT OPERATIONS OF
                                                                               INVESTOR CLASS SHARES OF
                                                       ONE YEAR   FIVE YEARS      THE FUND (7/31/98)
-------------------------------------------------------------------------------------------------------
Class A Shares -- Return Before Taxes                    4.18%      (5.32)%              6.06%
Class A Shares -- Return After Taxes on Distributions    4.18%      (5.74)%              5.69%
Class A Shares -- Return After Taxes on
  Distributions and Sale of Fund Shares                  2.72%      (4.71)%              5.02%

Class B Shares -- Return Before Taxes                    4.64%      (4.71)%              6.91%

Class C Shares -- Return Before Taxes                    8.64%      (4.35)%              6.91%

Russell 2500(TM) Growth Index(1)
(Reflects no deductions for fees, expenses or taxes)     6.13%      (2.19)%              6.04%

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The performance in the table for the period before Class A, Class B and Class C Shares were launched on 6/4/04 is based on the Investor Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Investor Class Shares.

(1) The Russell 2500(TM) Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
(the Behavioral Value Fund)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Value Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler, believes have value characteristics.

In selecting stocks for the Behavioral Value Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler begins by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Within such universes of stocks, Fuller & Thaler selects investments for the Fund based on such factors as recent under-performance of the company's stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-  A general decline in the U.S. stock markets,
-  Poor performance of individual stocks held by the Fund,
-  Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The Class A, Class B and Class C Shares of the Behavioral Value Fund commenced operations on June 4, 2004. Because the Class A, Class B and Class C Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart below shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart compares the average annual total returns over the past year, five years and life of the Fund to the returns of the Russell 2000(R) Value Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Returns*,(1)

1999         33.11%
2000         11.75%
2001         12.87%
2002        -16.07%
2003         62.37%
2004         20.83%

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but which shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.
(1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 6.13% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class Shares was 36.17% for the quarter ended June 30, 2003, and the lowest quarterly return of the Fund's Institutional Class Shares was (23.49)% for the quarter ended September 30, 2002.

                   Average Annual Total Returns of the Fund's
        Class A, Class B and Class C Shares* (for periods ended 12/31/04)

                                                                                SINCE COMMENCEMENT OF
                                                                               INVESTMENT OPERATIONS OF
                                                       ONE YEAR   FIVE YEAR       THE FUND (12/28/98)
-------------------------------------------------------------------------------------------------------
Class A Shares -- Return Before Taxes                   14.38%      14.48%              18.38%
Class A Shares -- Return After Taxes on Distributions   13.14%      13.73%              17.41%
Class A Shares -- Return After Taxes on
  Distributions and Sale of Fund Shares                 10.55%      12.45%              15.90%

Class B Shares -- Return Before Taxes                   15.36%      15.43%              19.39%

Class C Shares -- Return Before Taxes                   19.36%      15.65%              19.39%

Russell 2000(R) Value Index(1)
(Reflects no deductions for fees, expenses or taxes)    13.59%      16.93%              13.88%

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The performance in the table for the period before Class A, Class B and Class C Shares were launched on 6/4/04 is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.

(1) The Russell 2000(R) Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

JPMORGAN REALTY INCOME FUND
(the Realty Income Fund) (formerly the Undiscovered Managers REIT Fund)

INVESTMENT OBJECTIVE

High total investment return through a combination of capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The Realty Income Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalization. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

As investment adviser to the Realty Income Fund, JPMIM manages the portfolio utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM's portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The investment style of the Realty Income Fund is growth at a reasonable price. The portfolio managers take an in-depth look at each company's ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company's normalized earnings and growth potential, from which they evaluate whether the company's current price fully reflects its long-term value.

The Fund is "non-diversified" as defined in the Investment Company Act of 1940, as amended (1940 Act).

PRINCIPAL RISKS

Investing in the Realty Income Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-  A general decline in the U.S. stock markets,
-  Poor performance of individual stocks held by the Fund,
-  Potentially rapid price changes (volatility) of equity securities,
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or properties, limited markets and less liquidity than larger companies),
- The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and
- The risks associated with investment in a portfolio consisting primarily of REITs. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. The prices of mortgage REITs are affected by the quality of any credit they extend, the credit worthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. A REIT must distribute 90% of its taxable income to qualify for beneficial federal tax treatment. If a REIT is unable to qualify, then it would be taxed as a corporation and distributions to shareholders would be reduced. Although the Fund does not invest directly in real estate, an investment in the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.
- The Fund may invest up to 15% of net assets in illiquid holdings. The Fund could have difficulty valuing these holdings precisely. The Fund could also be unable to sell these illiquid holdings at the time or price it desires.
- The Fund is actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The Class A, Class B and Class C Shares of the Realty Income Fund commenced operations on June 4, 2004. Because the Class A, Class B and Class C Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart below shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart compares the average annual total returns over the past year, five years and life of the Fund to the returns of the MSCI US REIT Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Institutional Class until January 1, 2004, the Fund was sub-advised by Bay Isle Financial LLC ("Bay Isle") or its predecessor firm, Bay Isle Financial Corporation, with Undiscovered Managers, LLC serving as the investment adviser. From January 1 until January 30, 2004, JPMIM replaced Bay Isle as the Fund's sub-adviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. Effective January 31, 2004, JPMIM became the Fund's investment adviser and the subadvisory agreement between Undiscovered Managers, LLC and JPMIM was terminated.

[CHART]

                            Year-By-Year Returns*,(1)

1998         -9.76%
1999         -0.39%
2000         31.54%
2001         10.03%
2002          4.50%
2003         36.51%
2004         32.41%

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but which shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.
(1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 11.72% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class Shares was 13.82% for the quarter ended December 31, 2004, and the lowest quarterly return of the Fund's Institutional Class Shares was (7.53)% for the quarter ended September 30, 2002.

                   Average Annual Total Returns of the Fund's
        Class A, Class B and Class C Shares* (for periods ended 12/31/04)

                                                                                SINCE COMMENCEMENT OF
                                                                               INVESTMENT OPERATIONS OF
                                                       ONE YEAR   FIVE YEAR        THE FUND (1/1/98)
-------------------------------------------------------------------------------------------------------
Class A Shares -- Return Before Taxes                   25.13%      20.90%              12.79%
Class A Shares -- Return After Taxes on Distributions   19.39%      18.48%              10.71%
Class A Shares -- Return After Taxes on
 Distributions and Sale of Fund Shares                  21.53%      17.38%              10.17%

Class B Shares -- Return Before Taxes                   26.69%      21.96%              13.61%

Class C Shares -- Return Before Taxes                   30.70%      22.15%              13.62%

MSCI US REIT Index(1)
(Reflects no deductions for fees, expenses or taxes)    31.49%      21.67%              16.85%

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The performance in the table for the period before Class A, Class B and Class C Shares were launched on 6/4/04 is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.

(1) The MSCI US REIT Index (formerly the Morgan Stanley REIT Index) is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. An index is a list of securities. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND
(the Small Cap Growth Fund)
(formerly UM Small Cap Growth Fund)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less that the Fund's sub-adviser, Mazama Capital Management, Inc. (Mazama), believes possess superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential.

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $2.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

PRINCIPAL RISKS

Investing in the Small Cap Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-  A general decline in the U.S. stock markets,
-  Poor performance of individual stocks held by the Fund,
-  Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The Class A Shares of the Small Cap Growth Fund commenced operations on June 4, 2004. Because the Class A Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart below shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart compares the average annual total returns over the past year and life of the Fund to the returns of the Russell 2000(R) Growth Index, a broad-based securities market index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund's investment adviser. Mazama continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Returns*,(1)

2001          4.74%
2002        -38.62%
2003         72.52%
2004          0.82%

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but which shares are not offered in this prospectus. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher class expenses than Institutional Class Shares.
(1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was (2.94)% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class Shares was 41.28% for the quarter ended December 31, 2001, and the lowest quarterly return of the Fund's Institutional Class Shares was (34.51)% for the quarter ended September 30, 2001.

                   Average Annual Total Returns of the Fund's
                  Class A Shares* (for periods ended 12/31/04)

                                                                                 SINCE COMMENCEMENT OF
                                                                                INVESTMENT OPERATIONS OF
                                                                   ONE YEAR       THE FUND (10/02/00)
--------------------------------------------------------------------------------------------------------
Class A Shares -- Return Before Taxes                               (4.76)%            (4.91)%
Class A Shares -- Return After Taxes on Distributions               (5.44)%            (5.16)%
Class A Shares -- Return After Taxes on Distributions
  and Sale of Fund Shares                                           (2.79)%            (4.22)%

Russell 2000(R) Growth Index(1)
(Reflects no deductions for fees, expenses or taxes)                 3.71%             (3.55)%

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The performance in the table for the period before Class A Shares were launched on 6/4/04 is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A Shares would have been lower than those shown because Class A have higher class expenses than Institutional Class Shares.

(1) The Russell 2000(R) Growth Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

THE FUNDS' FEES AND EXPENSES

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares of the Behavioral Growth Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

                                                             CLASS A    CLASS B    CLASS C
                                                             SHARES    SHARES***   SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
  as % of the Offering Price*                                  5.25       none      none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
  of Original Purchase Price or Redemption Proceeds            none**     5.00      1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
  deducted from Fund assets)
Management Fees                                                0.95       0.95      0.95
Distribution (Rule 12b-1) Fees                                 0.25       0.75      0.75
Shareholder Service Fees                                       0.25       0.25      0.25
Other Expenses(1)                                              0.28       0.28      0.28
Total Annual Fund Operating Expenses                           1.73       2.23      2.23
Fee Waivers and Expense Reimbursements(2)                     (0.08)     (0.08)    (0.08)
Net Expenses(2)                                                1.65       2.15      2.15

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
***  Class B Shares automatically convert to Class A Shares after eight years.

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares, Class B Shares and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.65%, 2.15% and 2.15%, respectively, of their average daily net assets through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares* ($)                684        1,034         1,407       2,453
Class B Shares** ($)               718          990         1,388       2,433***
Class C Shares** ($)               318          690         1,188       2,558

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares ($)                 684        1,034         1,407       2,453
Class B Shares ($)                 218          690         1,188       2,433***
Class C Shares ($)                 218          690         1,188       2,558

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares of the Behavioral Value Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

                                                             CLASS A   CLASS B***  CLASS C
                                                             SHARES      SHARES    SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
  as % of the Offering Price*                                  5.25       none      none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
  of Original Purchase Price or Redemption Proceeds            none**     5.00      1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
  deducted from Fund assets)
Management Fees                                                1.05       1.05      1.05
Distribution (Rule 12b-1) Fees                                 0.25       0.75      0.75
Shareholder Service Fees                                       0.25       0.25      0.25
Other Expenses(1)                                              0.33       0.33      0.33
Total Annual Fund Operating Expenses                           1.88       2.38      2.38
Fee Waivers and Expenses Reimbursements(2)                    (0.28)     (0.28)    (0.28)
Net Expenses(2)                                                1.60       2.10      2.10

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
***  Class B Shares automatically convert to Class A Shares after eight years.

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60%, 2.10% and 2.10%, respectively, of their average daily net assets through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares* ($)                679        1,059         1,463       2,589
Class B Shares** ($)               713        1,016         1,445       2,571***
Class C Shares** ($)               313          716         1,245       2,695

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares ($)                 679        1,059        1,463        2,589
Class B Shares ($)                 213          716        1,245        2,571***
Class C Shares ($)                 213          716        1,245        2,695

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares of the Realty Income Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

                                                             CLASS A    CLASS B    CLASS C
                                                             SHARES    SHARES***   SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
  as % of the Offering Price*                                  5.25       none      none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
  of Original Purchase Price or Redemption Proceeds            none**     5.00      1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
  deducted from Fund assets)
Management Fees                                                1.05       1.05      1.05
Distribution (Rule 12b-1) Fees                                 0.25       0.75      0.75
Shareholder Service Fees                                       0.25       0.25      0.25
Other Expenses(1)                                              0.29       0.30      0.29
Total Annual Fund Operating Expenses                           1.84       2.35      2.34
Fee Waivers and Expense Reimbursements(2)                     (0.44)     (0.45)    (0.44)
Net Expenses(2)                                                1.40       1.90      1.90

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
***  Class B Shares automatically convert to Class A Shares after eight years.

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.40%, 1.90% and 1.90%, respectively, of their average daily net assets through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares* ($)                660        1,033         1,429       2,536
Class B Shares** ($)               693          990         1,415       2,524***
Class C Shares** ($)               293          688         1,211       2,642

If you don't sell your shares your cost would be:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares* ($)                660        1,033         1,429       2,536
Class B Shares ($)                 193          690         1,215       2,524***
Class C Shares ($)                 193          688         1,211       2,642

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of the Class A Shares of the Small Cap Growth Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

                                                                      CLASS A
                                                                      SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
  as % of the Offering Price*                                           5.25
Maximum Deferred Sales Charge (Load) Shown as % of Lower
  of Original Purchase Price or Redemption Proceeds                     none**

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
  deducted from Fund assets)
Management Fees                                                         0.95
Distribution (Rule 12b-1) Fees                                          0.25
Shareholder Service Fees                                                0.25
Other Expenses(1)                                                       0.21
Total Annual Fund Operating Expenses                                    1.66
Fee Waivers and Expense Reimbursements(2)                              (0.06)
Net Expenses(2)                                                         1.60

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.
(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses) exceed 1.60% of their average daily net assets through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST (WITH OR WITHOUT REDEMPTION) WOULD BE:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
Class A Shares* ($)                679        1,015         1,374       2,382

* Assumes maximum sales charge of 5.25% is deducted when shares are purchased.

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS
Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER
The Funds are actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
No Fund is a complete investment program, and all of the Funds have specialized investment objectives. The investment objectives and policies of the Funds can be changed without shareholder approval, except for the policies that are identified in the Funds' Statement of Additional Information (the SAI) as "fundamental."

MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES
The Funds invest mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock), preferred stocks and depositary receipts. While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of the convertible securities held by a Fund tends to fall when prevailing interest rates rise.

SMALL COMPANIES
All of the Funds may invest in companies with relatively small market capitalization, and the Small Cap Growth Fund will invest primarily in such companies.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.

The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. Because the Funds may invest in companies with smaller capitalization, their net asset values per share may fluctuate more widely than market averages.

TEMPORARY DEFENSIVE STRATEGY
Under exceptional market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that a Fund assumes a defensive position, it will not be investing in accordance with its investment objective.

REAL ESTATE INVESTMENT TRUSTS
The Realty Income Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the Code), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Realty Income Fund will not invest in real estate directly, the Realty Income Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating its investments in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest, such as hotel REITs, nursing home REITs or warehouse REITs, may have their assets in specific real estate sectors and are therefore subject to the risks associated with adverse developments in these sectors. The prices of mortgage REITs are also affected by the risk that a change in prevailing interest rates will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interests rates will affect the Realty Income Fund's performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the Realty Income Fund invests from time to time.

MORTGAGE-RELATED SECURITIES
Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Realty Income Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

THE FUNDS' MANAGEMENT

The Funds are series of Undiscovered Managers Funds which is a Massachusetts business trust (the "Trust"). The Trust is governed by trustees who are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

INVESTMENT ADVISER

The Funds are advised by JPMIM, 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

JPMIM has the responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. With the exception of the Realty Income Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility to oversee the sub-advisers, and it monitors and evaluates each sub-adviser to help assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of sub-advisers. The team at JPMIM providing these services is led by Andrew Spencer, Managing Director and Chief Investment Officer of JPMorgan Chase or its affiliates (or one of its predecessors), who joined JPMIM in 1986. Mr. Spencer previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. The sub-advisers, and JPMIM with respect to the Realty Income Fund, are responsible for deciding which securities to purchase and sell for the respective Funds and for placing orders for the Funds' transactions. JPMIM does not determine what investments will be purchased or sold for the Behavioral Growth Fund, Behavioral Value Fund or Small Cap Growth Fund.

During the most recent fiscal year ended 8/31/05, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                         FUND                         %
                         Behavioral Growth Fund     0.95
                         Behavioral Value Fund      1.00
                         Realty Income Fund         0.67
                         Small Cap Growth Fund      0.95

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal year ended August 31.

JPMIM, SUB-ADVISERS AND PORTFOLIO MANAGERS
JPMIM is the investment adviser to the REALTY INCOME FUND and makes the day-to-day investment decisions for that Fund. Pursuant to the Management Agreement with the Realty Income Fund and subject to the overall direction of the Undiscovered Managers Funds' Board of Trustees, JPMIM is responsible for managing the Realty Income Fund's investment program in conformity with the stated investment objective and policies of the Realty Income Fund, as described in this Prospectus.

Scott W. Blasdell, a Portfolio Manager and Analyst at JPMIM, is responsible for the portfolio management of the Realty Income Fund. Mr. Blasdell has been a member of the team that manages real estate since joining JPMIM in August 1999. Before joining JPMIM, Mr. Blasdell held a similar position at Merrill Lynch Asset Management for two years. Prior to working at Merrill Lynch Asset Management, he worked at Wellington Management, both as an analyst and as a portfolio manager for REITs. Mr. Blasdell received a B.A. in economics from Williams College and an M.B.A. from the Wharton School. He is a CFA charterholder.

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND and the BEHAVIORAL VALUE FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of such Funds' portfolios. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller, CFA, and Frederick W. Stanske, CFA, have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller and David M. Potter, CFA, have day-to-day responsibility for managing the Behavioral Value Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and Professor of Finance at Washington State University beginning in 1976 and Chair of the Department of Finance thereof from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Potter, Vice President and Analyst, joined Fuller & Thaler in 2005. Prior to joining Fuller & Thaler, Mr. Potter was a Vice President at Goldman Sachs in investment banking from 2001 to 2004. Previously, he was an emerging markets propriety trader at Scotia Capital Markets. Mr. Potter received his BA (honors) in economics and finance from McGill University in Montreal and MBA (honors) in finance from the University of Chicago.

MAZAMA is the sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Mazama provides day-to-day management of the Fund's portfolio. Mazama, One SW Columbia Street, Suite 1500, Portland, Oregon 97258, is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama serves as investment adviser to certain pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

Mazama's Investment Team consists of two primary Portfolio Managers, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decisionmaking for the Fund. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Fund. Each member of the Investment Team utilizes the firm's proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Fund.

The following are the members of the Investment Team with primary responsibility for the management of the Fund.

RONALD A. SAUER
CEO, CHIEF INVESTMENT OFFICER, SENIOR PORTFOLIO MANAGER
Mr. Sauer is the founder of Mazama Capital Management, Inc. and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Prior to founding the firm, he was the President and Director of Research for Black and Company, Inc., which he joined in 1983. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund.

STEPHEN C. BRINK, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, DIRECTOR OF RESEARCH
Mr. Brink is a co-founder of Mazama Capital Management, Inc. and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Prior to joining Mazama, he was the Chief Investment Officer for US Trust's Pacific Northwest office since 1991, where he had been employed since 1984. Mr. Brink oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund. He also oversees research information flow and quality.

GRETCHEN NOVAK, CFA
ASSOCIATE PORTFOLIO MANAGER
SECTOR PORTFOLIO MANAGER
Ms. Novak joined Mazama Capital Management, Inc. in 1999. Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund. She also serves as an Associate Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund.

TIMOTHY P. BUTLER
SECTOR PORTFOLIO MANAGER
Mr. Butler joined Mazama Capital Management, Inc. in 2002. Prior to joining the firm, Mr. Butler had worked for Pacific Crest Securities since 1999, where he was a Senior Research Analyst specializing in financial technology stocks. Mr. Butler is a Sector Portfolio Manager and is responsible for researching small and mid cap growth financial services companies and participates in the security selection process for the Fund.

MICHAEL D. CLULOW, CFA
SECTOR PORTFOLIO MANAGER
Mr. Clulow joined Mazama Capital Management, Inc. in 2002. Prior to joining the firm, Mr. Clulow worked for UBS Warburg in New York as a Senior Analyst covering Health Care IT & Pharmaceutical Outsourcing Sectors since 2000. Mr. Clulow is a Sector Portfolio Manager and is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, and participates in the security selection process for the Fund.

JPMIM will pay the relevant sub-adviser for each Fund for services rendered during such Fund's fiscal year a sub-advisory fee at the following annual percentage rates of such Fund's average daily net assets:

       FUND                       SUB-ADVISER          FEE RATE
       Behavioral Growth Fund     Fuller & Thaler        0.60%
       Behavioral Value Fund      Fuller & Thaler        0.70%
       Small Cap Growth Fund      Mazama                 0.60%

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

OTHER ARRANGEMENTS

The Funds and JPMIM expect to apply for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the 1940 Act, pursuant to which JPMIM will, subject to supervision and approval of the Funds' Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the applicable Fund. The Funds and JPMIM will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that the Funds and JPMIM will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The order also will permit the Funds to disclose to shareholders the management fees only in the aggregate for each Fund.

NETWORKING AND SUB-TRANSFER AGENCY FEES
The Funds may directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds and with respect to Class A, Class B and Class C Shares of each of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, B and C Shares of each

Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
JPMDS (the Distributor) is the distributor for each Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds.

For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; and
-  Directly from the Funds through the JPMDS.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. Please see "How do I open an account?" for more details.

JPMorgan Funds Services will accept your order when federal funds, a wire, a check, or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Trust's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
Each Fund may issue multiple classes of shares. This prospectus offers Class A, Class B and Class C Shares of the Funds other than the Small Cap Growth Fund, which is only offering Class A Shares. These shares are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an up-front sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher combined distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Investor Expenses for each Fund.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Board of Trustees, determines that the market quotations do not accurately reflect the value of security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares --When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or
-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if the JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.
- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
  (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8628

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.
- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management."

To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.undiscoveredmanagers.com and click on the hyperlinks or call 1-800-450-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the following table, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

                                        TOTAL SALES CHARGE FOR FUNDS(1)
                                 SALES CHARGE    SALES CHARGE
                                    AS A %         AS A %         COMMISSION
AMOUNT OF                           OF THE         OF YOUR        AS A % OF
PURCHASES                       OFFERING PRICE    INVESTMENT    OFFERING PRICE
Less than $50,000                    5.25            5.54            4.75
$50,000-$99,999                      4.50            4.71            4.05
$100,000-$249,999                    3.50            3.63            3.05
$250,000-$499,999                    2.50            2.56            2.05
$500,000-$999,999                    2.00            2.04            1.60
$1,000,000* or more                  NONE            NONE              **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.
* There is no front-end sales charge for investments of $1 million or more in a Fund.
** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.  Your account(s);

2.  Account(s) of your spouse or domestic partner;

3. Account(s) of children under the age of 21 who share your residential address;

4.  Trust accounts established by any of the individuals in items (1) through
    (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.  Solely controlled business accounts; and

6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.  Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:
    -  The JPMorgan Funds.
    -  JPMorgan Chase and its subsidiaries and affiliates.

4.  Bought by employees of:
    -  Boston Financial Data Services, Inc. and its subsidiaries and affiliates.
    - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).
    -  Washington Management Corporation and its subsidiaries and affiliates.

5.  Bought by:
    - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.
    - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."
    - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.
    - Tuition programs that qualify under Section 529 of the Internal Revenue Code.
    - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.
    - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.
    -  Employer-sponsored health savings accounts established pursuant to
       Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.  Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11. Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waiver, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem these Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

                                           CDSC AS A % OF
             YEARS SINCE                   DOLLAR AMOUNT
              PURCHASE                   SUBJECT TO CHARGE
                 0-1                             5.00
                 1-2                             4.00
                 2-3                             3.00
                 3-4                             3.00
                 4-5                             2.00
                 5-6                             1.00
             More than 6                         None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV per share, without any up-front sales charges. However, if you redeem Class C Shares within one year of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

                                           CDSC AS A % OF
             YEARS SINCE                   DOLLAR AMOUNT
              PURCHASE                   SUBJECT TO CHARGE
                 0-1                             1.00
           After first year                      None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Fund.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you exchange Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES
No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a former One Group Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of that Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of up to 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of up to 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.undiscoveredmanagers.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.
-  You have contacted your Financial Intermediary, if necessary.
-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.
2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.
3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption order.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or
- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If you own Class A, Class B or Class C Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?
If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.
-  Specify the amount you wish to receive and the frequency of the payments.
-  You may designate a person other than yourself as the payee.
-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:
   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or
   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.
2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.  Trading on the NYSE is restricted;

2.  The NYSE is closed (other than weekend and holiday closings);

3.  Federal securities laws permit;

4.  The SEC has permitted a suspension; or

5.  An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the SAI for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions. The Funds (except the Realty Income Fund) declare and pay their net investment income to shareholders as dividends annually. The Realty Income Fund declares and pays its net investment income to shareholders as dividends quarterly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any net capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Funds' Board of Trustees. The Board of Trustees may change the frequency with which the Funds declare or pay dividends.

You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, dividends and net capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless a shareholder has elected to receive cash. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the share on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.undiscoveredmanagers.com.

Early in each calendar year, each Fund will send each shareholder and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the shareholder during the preceding year.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Any gain resulting from the redemption, sale or exchange of shares of a Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at www.undiscoveredmanagers.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.undiscoveredmanagers.com and on the SEC's website at www.sec.gov.

Each Funds' top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.undiscoveredmanagers.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the SAI.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

PERFORMANCE OF ACCOUNTS (UNAUDITED)

The Realty Income Fund's investment objective and policies are substantially similar to those used by JPMIM in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these accounts (the "REIT Composite") and for the Fund's benchmark index, the MSCI US REIT Index (formerly the Morgan Stanley REIT Index). The REIT Composite includes discretionary accounts invested in U.S. real estate securities, including real estate investment trusts, according to JPMIM's U.S. real estate securities investment approach.

The performance of the REIT Composite does not represent the Realty Income Fund's performance nor should it be interpreted as indicative of the Realty Income Fund's future performance. The accounts in the REIT Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the REIT Composite had been subject to these regulatory requirements and limitations, their performance might have been lower.

Additionally, although it is anticipated that the Realty Income Fund and the REIT Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of Fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular Fund holdings.

The performance of the REIT Composite reflects the deduction of the Realty Income Fund's Institutional Class Shares' total operating expenses, after expense reimbursement, of 1.00% and the reinvestment of dividends and other distributions. The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance information is the annual total return of the REIT Composite for each of the periods indicated. Class A, B and C Shares have higher class expenses than Institutional Class Shares. If the higher Class A, Class B and Class C Shares' expenses were reflected, the annual total return of the REIT Composite would have been lower than shown.

[CHART]

                      U.S. Real Estate Securities Composite

             FUND            MSCI US REIT INDEX
1997         21.67%                 18.56%
1998        -16.61%                -16.91%
1999         -2.46%                 -4.54%
2000         30.30%                 26.81%
2001         11.27%                 12.83%
2002          5.86%                  3.65%
2003         40.28%                 36.75%
2004         31.29%                 15.13%

During the period shown in the bar chart above, the highest quarterly return of the U.S. Real Estate Securities Composite was 13.96% for the quarter ended March 31, 1997, and the lowest quarterly return of the U.S. Real Estate Securities Composite was (11.84)% for the quarter ended March 31,1998. The year-to-date total return of the U.S. Real Estate Securities Composite as of 9/30/05 was 10.21%.

         Average Annual Total Returns for the U.S. Real Estate Composite
                        (For the periods ended 12/31/04)

                                  ONE YEAR      FIVE YEARS   SINCE INCEPTION (12/96)
------------------------------------------------------------------------------------
Composite Return                   31.29%         24.08%             14.72%
MSCI US REIT Index                 31.49%         21.67%             12.18%

The REIT Composite currently includes all discretionary accounts managed by JPMIM using substantially similar investment strategies to that of the Realty Income Fund. The strategy inception date for the REIT Composite was December 1996.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

                                                                            BEHAVIORAL GROWTH FUND
                                               --------------------------------------------------------------------------------
                                                       CLASS A                     CLASS B                     CLASS C
                                                        SHARES                      SHARES                      SHARES
                                               --------------------------------------------------------------------------------
                                               YEAR ENDED     6/4/04*      YEAR ENDED     6/4/04*      YEAR ENDED     6/4/04*
                                               AUGUST 31,     THROUGH      AUGUST 31,     THROUGH      AUGUST 31,     THROUGH
                                                  2005        8/31/04         2005        8/31/04         2005        8/31/04
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $    17.06    $    19.21    $    17.04    $    19.21    $    17.04    $    19.21
                                               ----------    ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
  Net investment income (loss)                      (0.30)@       (0.06)@       (0.40)@       (0.08)@       (0.40)@       (0.08)@
  Net gains or losses in securities
    (both realized and unrealized                    5.93         (2.09)         5.91         (2.09)         5.91         (2.09)
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations                   5.63         (2.15)         5.51         (2.17)         5.51         (2.17)
                                               ----------    ----------    ----------    ----------    ----------    ----------
Less Distributions:
  Dividends from net investment income                  -             -             -             -             -             -
  Distributions from capital gains                      -             -             -             -             -             -
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions                                   -             -             -             -             -             -
                                               ----------    ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                 $    22.69    $    17.06    $    22.55    $    17.04    $    22.55    $    17.04
                                               ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)(1)                                 33.00%       (11.19)%       32.34%       (11.30)%       32.34%       (11.30)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       $      874    $       18    $      317    $        9    $      361    $       14
Ratios to average net assets (#):
  Net Expenses                                       1.65%         1.65%         2.15%         2.15%         2.15%         2.15%
  Net investment income (loss)                      (1.40)%       (1.45)%       (1.89)%       (1.95)%       (1.89)%       (1.95)%
  Expenses without waivers, reimbursements
    and earnings credits                             3.22%       136.82%!!       4.46%       137.40%!!       4.71%       117.48%!!
Portfolio turnover rate (a)                            92%          161%           92%          161%           92%          161%

----------
*    Commencement of offerering of class of shares on June 4, 2004.
@    Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales loads.
#    Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                                                            BEHAVIORAL VALUE FUND
                                               --------------------------------------------------------------------------------
                                                       CLASS A                     CLASS B                     CLASS C
                                                        SHARES                      SHARES                      SHARES
                                               --------------------------------------------------------------------------------
                                               YEAR ENDED     6/4/04*      YEAR ENDED     6/4/04*      YEAR ENDED     6/4/04*
                                               AUGUST 31,     THROUGH      AUGUST 31,     THROUGH      AUGUST 31,     THROUGH
                                                  2005        8/31/04         2005        8/31/04         2005        8/31/04
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $    26.05    $    27.33    $    26.03    $    27.33    $    26.03    $    27.33
                                               ----------    ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
  Net investment income (loss)                      (0.26)@       (0.01)        (0.40)@       (0.02)        (0.40)@       (0.02)
  Net gains or losses in securities
    (both realized and unrealized                    6.75         (1.27)         6.73         (1.28)         6.72         (1.28)
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations                   6.49         (1.28)         6.33         (1.30)         6.32         (1.30)
                                               ----------    ----------    ----------    ----------    ----------    ----------
Less Distributions:
  Dividends from net investment income                  -             -             -             -             -             -
  Distributions from capital gains                  (1.88)            -         (1.88)            -         (1.88)            -
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions                               (1.88)            -         (1.88)            -         (1.88)            -
                                               ----------    ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                 $    30.66    $    26.05    $    30.48    $    26.03    $    30.47    $    26.03
                                               ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)(1)                                 25.44%        (4.68)%       24.82%        (4.76)%       24.78%        (4.76)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       $   18,035    $      283    $    2,176    $      103    $   11,929    $      159
Ratios to average net assets (#):
  Net Expenses                                       1.60%         1.60%         2.10%         2.10%         2.10%         2.10%
  Net investment income (loss)                      (0.90)%       (0.63)%       (1.40)%       (1.09)%       (1.40)%       (1.12)%
  Expenses without waivers, reimbursements
    and earnings credits                             2.05%        26.30%!!       2.65%        54.76%!!       2.51%        27.38%!!
Portfolio turnover rate (a)                            55%           63%           55%           63%           55%           63%

----------
*    Commencement of offerering of class of shares on June 4, 2004.
@    Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales loads.
#    Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                                                              REALTY INCOME FUND
                                               --------------------------------------------------------------------------------
                                                       CLASS A                     CLASS B                     CLASS C
                                                        SHARES                      SHARES                      SHARES
                                               --------------------------------------------------------------------------------
                                                  YEAR        6/4/04*         YEAR        6/4/04*         YEAR        6/4/04*
                                                 ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH
                                                8/31/05       8/31/04       8/31/05       8/31/04       8/31/05       8/31/04
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $    21.26    $    18.88    $    21.23    $    18.88    $    21.23    $    18.88
                                               ----------    ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:
  Net investment income (loss)                       0.22@         0.05@         0.11@         0.08@         0.12@         0.08@
  Net gains or losses in securities
   (both realized and unrealized                     4.40          2.33          4.42          2.27          4.40          2.27
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Total from investment operations                   4.62          2.38          4.53          2.35          4.52          2.35
                                               ----------    ----------    ----------    ----------    ----------    ----------
Less Distributions:
  Dividends from net investment income              (0.57)            -         (0.48)            -         (0.51)            -
  Distributions from capital gains                  (5.45)            -         (5.45)            -         (5.45)            -
                                               ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions                               (6.02)            -         (5.93)            -         (5.96)            -
                                               ----------    ----------    ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD                 $    19.86    $    21.26    $    19.83    $    21.23    $    19.79    $    21.23
                                               ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)(1)                                 25.01%        12.61%        24.47%        12.45%        24.43%        12.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       $    2,953    $      116    $      766    $       11    $      402    $       11
Ratios to average net assets (#):
  Net Expenses                                       1.40%         1.40%         1.90%         1.90%         1.90%         1.90%
  Net investment income (loss)                       1.16%         0.97%         0.57%         1.74%         0.65%         1.74%
  Expenses without waivers, reimbursements
    and earnings credits                             2.94%        51.41%!!       2.57%       123.94%!!       3.01%       123.94%!!
Portfolio turnover rate (a)                           179%           82%          179%           82%          179%           82%

                                                SMALL CAP GROWTH FUND
                                               -----------------------
                                                       CLASS A
                                                        SHARES
                                               -----------------------
                                                  YEAR       6/4/04*
                                                 ENDED       THROUGH
                                                8/31/05      8/31/04
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $     8.66   $    10.12
                                               ----------   ----------
Income from Investment Operations:
  Net investment income (loss)                      (0.13)@      (0.03)
  Net gains or losses in securities
   (both realized and unrealized                     1.66        (1.43)
                                               ----------   ----------
  Total from investment operations                   1.53        (1.46)
                                               ----------   ----------
Less Distributions:
  Dividends from net investment income                  -            -
  Distributions from capital gains                  (0.31)           -
                                               ----------   ----------
  Total Distributions                               (0.31)           -
                                               ----------   ----------

NET ASSET VALUE, END OF PERIOD                 $     9.88   $     8.66
                                               ==========   ==========
TOTAL RETURN (a)(1)                                 17.62%      (14.43)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)       $       53   $        9
Ratios to average net assets (#):
  Net Expenses                                       1.60%        1.60%
  Net investment income (loss)                      (1.33)%      (1.27)%
  Expenses without waivers, reimbursements
    and earnings credits                             8.33%      142.07%!!
Portfolio turnover rate (a)                            80%          58%

----------
*    Commencement of offerering of class of shares on June 4, 2004.
@    Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales loads.
#    Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

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

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

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

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for this information. You can also find information online at www.undiscoveredmanagers.com

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File Nos. for the Funds is: 811-8437

(C) JPMorgan Chase & Co. All Rights Reserved. December 2005.

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-UMABC-1205

PROSPECTUS DECEMBER 31, 2005


UNDISCOVERED MANAGERS FUNDS
INSTITUTIONAL CLASS SHARES


UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

JPMORGAN REALTY INCOME FUND

UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

TABLE OF CONTENTS

The Funds                                                                                 2

WHAT YOU SHOULD KNOW ABOUT EACH FUND'S INVESTMENT STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund                                              2
Undiscovered Managers Behavioral Value Fund                                               4
JPMorgan Realty Income Fund                                                               6
Undiscovered Managers Small Cap Growth Fund                                               8
The Funds' Fees and Expenses                                                             10
Other Policies and Additional Disclosure on Risks                                        12
The Funds' Management                                                                    14

HOW TO DO BUSINESS WITH THE FUNDS                                                        18

Purchasing Fund Shares                                                                   18
Exchanging Fund Shares                                                                   22
Redeeming Fund Shares                                                                    23

SHAREHOLDER INFORMATION                                                                  26

Distributions and Taxes                                                                  26
Availability of Proxy Voting Record                                                      27
Portfolio Holdings Disclosure                                                            27

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND
CERTAIN OF ITS AFFILIATES                                                                28

Performance of Accounts (Unaudited)                                                      28

Financial Highlights                                                                     30

How to Reach Us                                                                  Back Cover

THE FUNDS

Undiscovered Managers Funds has four investment portfolios: Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, JPMorgan Realty Income Fund (formerly the Undiscovered Managers REIT Fund) and Undiscovered Managers Small Cap Growth Fund (each a Fund, and collectively, the Funds). This Prospectus offers Institutional Class Shares of the Funds.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(the Behavioral Growth Fund)

INVESTMENT OBJECTIVE

Growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

This section shows the Behavioral Growth Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Russell 2500(TM) Growth Index, a broad-based securities market index.

How the Fund performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, J.P. Morgan Investment Management Inc. (JPMIM) became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Returns(1)

1998     33.20%
1999     65.67%
2000    -26.77%
2001    -22.40%
2002    -17.45%
2003     57.47%
2004     10.30%

 (1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 5.13% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund was 35.99% for the quarter ended December 31, 1999, and the lowest quarterly return of the Fund was (29.38)% for the quarter ended September 30, 2001.

                   Average Annual Total Returns of the Fund's
             Institutional Class Shares (for periods ended 12/31/04)

                                                                                                    SINCE COMMENCEMENT OF
                                                                                                   INVESTMENT OPERATIONS OF
                                                                     ONE YEAR      FIVE YEARS         THE FUND (12/31/97)
----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   10.30%        (4.02)%                  9.18%
Return After Taxes on Distributions                                   10.30%        (4.44)%                  8.84%
Return After Taxes on Distributions and Sale of Fund Shares            6.69%        (3.63)%                  7.84%
Russell 2500(TM) Growth Index(1)
(Reflects no deductions for fees, expenses or taxes)                   6.13%        (2.19)%                  5.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Russell 2500(TM) Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
(the Behavioral Value Fund)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Value Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler, believes have value characteristics.

In selecting stocks for the Behavioral Value Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler begins by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Within such universes of stocks, Fuller & Thaler selects investments for the Fund based on such factors as recent under-performance of the company's stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

This section shows the Behavioral Value Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the Russell 2000(R) Value Index, a broad-based securities market index.

How the Fund performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Return(1)

1999     33.11%
2000     11.75%
2001     12.87%
2002    -16.07%
2003     62.37%
2004     20.83%

 (1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 6.13% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund was 36.17% for the quarter ended June 30, 2003, and the lowest quarterly return of the Fund was (23.49)% for the quarter ended September 30, 2002.

                   Average Annual Total Returns of the Fund's
             Institutional Class Shares (for periods ended 12/31/04)

                                                                                                    SINCE COMMENCEMENT OF
                                                                                                   INVESTMENT OPERATIONS OF
                                                                     ONE YEAR      FIVE YEARS        THE FUND (12/28/98)
----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   20.83%         15.74%                  19.47%
Return After Taxes on Distributions                                   19.53%         14.99%                  18.48%
Return After Taxes on Distributions and Sale of Fund Shares           14.81%         13.58%                  16.89%
Russell 2000(R) Value Index(1)
(Reflects no deductions for fees, expenses or taxes)                  13.59%         16.93%                  13.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Russell 2000(R) Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

JPMORGAN REALTY INCOME FUND
(the Realty Income Fund) (formerly the Undiscovered Managers REIT Fund)

INVESTMENT OBJECTIVE

High total investment return through a combination of capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The Realty Income Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalization. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

As investment adviser to the Realty Income Fund, JPMIM manages the portfolio utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM's portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The investment style of the Realty Income Fund is growth at a reasonable price. The portfolio managers take an in-depth look at each company's ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company's normalized earnings and growth potential, from which they evaluate whether the company's current price fully reflects its long-term value.

The Fund is "non-diversified" as defined in the Investment Company Act of 1940.

PRINCIPAL RISKS

Investing in the Realty Income Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities,
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or properties, limited markets and less liquidity than larger companies),
- The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and
- The risks associated with investment in a portfolio consisting primarily of REITs. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. The prices of mortgage REITs are affected by the quality of any credit they extend, the credit worthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. A REIT must distribute 90% of its taxable income to qualify for beneficial federal tax treatment. If a REIT is unable to qualify, then it would be taxed as a corporation and distributions to shareholders would be reduced. Although the Fund does not invest directly in real estate, an investment in the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.
- The Fund may invest up to 15% of net assets in illiquid holdings. The Fund could have difficulty valuing these holdings precisely. The Fund could also be unable to sell these illiquid holdings at the time or price it desires.
- The Fund is actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

This section shows the Realty Income Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart shows the average annual total returns for the past year, five years and life of the Fund. It compares that performance to the MSCI US REIT Index, a broad-based securities market index.

How the Fund performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

From commencement of operations of the Fund's Institutional Class until January 1, 2004, the Fund was sub-advised by Bay Isle Financial LLC ("Bay Isle") or its predecessor firm, Bay Isle Financial Corporation, with Undiscovered Managers, LLC serving as the investment adviser. From January 1 until January 30, 2004, JPMIM replaced Bay Isle as the Fund's sub-adviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. Effective January 31, 2004, JPMIM became the Fund's investment adviser and the subadvisory agreement between Undiscovered Managers, LLC and JPMIM was terminated.

[CHART]

                             Year-By-Year Return(1)

1998    -9.76%
1999    -0.39%
2000    31.54%
2001    10.03%
2002     4.50%
2003    36.51%
2004    32.41%

 (1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 11.72% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 13.82% for the quarter ended December 31, 2004, and the lowest quarterly return of the Fund Institutional Class shares was (7.53)% for the quarter ended September 30, 2002.

                   Average Annual Total Returns of the Fund's
             Institutional Class Shares (for periods ended 12/31/04)

                                                                                                    SINCE COMMENCEMENT OF
                                                                                                   INVESTMENT OPERATIONS OF
                                                                     ONE YEAR      FIVE YEARS          THE FUND (1/1/98)
----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   32.41%         22.28%                  13.71%
Return After Taxes on Distributions                                   26.18%         19.80%                  11.58%
Return After Taxes on Distributions and Sale of Fund Shares           26.53%         18.62%                  10.98%
MSCI US REIT Index(1)
(Reflects no deductions for fees, expenses or taxes)                  31.49%         21.67%                  16.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The MSCI US REIT Index (formerly the Morgan Stanley REIT Index) is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. An index is a list of securities. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND
(the Small Cap Growth Fund) (formerly UM Small Cap Growth Fund)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less that the Fund's sub-adviser, Mazama Capital Management, Inc. (Mazama), believes possess superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential.

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $2.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

PRINCIPAL RISKS

Investing in the Small Cap Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

This section shows the Small Cap Growth Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart shows the average annual total returns for the past year and life of the Fund. It compares that performance to the Russell 2000(R) Growth Index, a broad-based securities market index.

How the Fund performed in the past, before and after taxes, is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund's investment adviser. Mazama continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Returns(1)

2001      4.74%
2002    -38.62%
2003     72.52%
2004      0.82%

 (1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was (2.94)% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund was 41.28% for the quarter ended December 31, 2001, and the lowest quarterly return of the Fund was (34.51)% for the quarter ended September 30, 2001.

                          Average Annual Total Returns
                          (for periods ended 12/31/04)

                                                                                                     SINCE COMMENCEMENT OF
                                                                                                   INVESTMENT OPERATIONS OF
                                                                                    ONE YEAR          THE FUND (10/02/00)
----------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                   0.82%                  (3.63)%
Return After Taxes on Distributions                                                   0.10%                  (3.89)%
Return After Taxes on Distributions and Sale of Fund Shares                           0.86%                  (3.16)%
Russell 2000(R) Growth Index(1)
(Reflects no deductions for fees, expenses or taxes)                                  3.71%                  (3.55)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Russell 2000(R) Growth Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

THE FUNDS' FEES AND EXPENSES

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares of the Funds before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

                                                      BEHAVIORAL     BEHAVIORAL
                                                     GROWTH FUND     VALUE FUND
ANNUAL FUND OPERATING EXPENSES (%)
  (expenses that are deducted from Fund assets)
Management Fees                                           0.95          1.05
Distribution (12b-1) Fees                                 none          none
Shareholder Service Fees                                  0.10          0.10
Other Expenses(1)                                         0.29          0.36
Total Annual Fund Operating Expenses                      1.34          1.51
Fee Waivers and Expense Reimbursements(2)                (0.04)        (0.11)
Net Expenses(2)                                           1.30          1.40

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Funds to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30% and 1.40%, respectively, of their average daily net assets through 12/31/06. In addition, the Funds' service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                                  ONE YEAR      THREE YEARS    FIVE YEARS     TEN YEARS
YOUR COST for Behavioral Growth Fund ($)
  (with or without redemption)                       132            421            730          1,609
YOUR COST for Behavioral Value Fund ($)
  (with or without redemption)                       143            466            813          1,792

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares of the Funds before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

                                                    REALTY INCOME    SMALL CAP
                                                        FUND        GROWTH FUND
ANNUAL FUND OPERATING EXPENSES (%)
  (expenses that are deducted from Fund assets)
Management Fees                                          1.05           0.95
Distribution (12b-1) Fees                                none           none
Shareholder Service Fees                                 0.10           0.10
Other Expenses(1)                                        0.28           0.22
Total Annual Fund Operating Expenses                     1.43           1.27
Fee Waivers and Expense Reimbursements(2)               (0.43)         (0.07)
Net Expenses(2)                                          1.00           1.20

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Funds to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% and 1.20%, respectively, of their average daily net assets through 12/31/06. In addition, the Funds' service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                                  ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
YOUR COST for Realty Income Fund ($)
  (with or without redemption)                      102            410            741          1,676
YOUR COST for Small Cap Growth Fund ($)
  (with or without redemption)                      122            396            690          1,528

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS

Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER

The Funds are actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

No Fund is a complete investment program, and all of the Funds have specialized investment objectives. The investment objectives and policies of the Funds can be changed without shareholder approval, except for the policies that are identified in the Funds' Statement of Additional Information (the SAI) as "fundamental."

MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES

The Funds invest mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock), preferred stocks and depositary receipts. While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of the convertible securities held by a Fund tends to fall when prevailing interest rates rise.

SMALL COMPANIES

All of the Funds may invest in companies with relatively small market capitalization, and the Small Cap Growth Fund will invest primarily in such companies.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.

The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. Because the Funds may invest in companies with smaller capitalization, their net asset values per share may fluctuate more widely than market averages.

TEMPORARY DEFENSIVE STRATEGY

Under exceptional market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that a Fund assumes a defensive position, it will not be investing in accordance with its investment objective.

REAL ESTATE INVESTMENT TRUSTS

The Realty Income Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the Code), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Realty Income Fund will not invest in real estate directly, the Realty Income Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating its investments in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest, such as hotel REITs, nursing home REITs or warehouse REITs, may have their assets in specific real estate sectors and are therefore subject to the risks associated with adverse developments in these sectors. The prices of mortgage REITs are also affected by the risk that a change in prevailing interest rates will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interests rates will affect the Realty Income Fund's performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the Realty Income Fund invests from time to time.

MORTGAGE-RELATED SECURITIES

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Realty Income Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

THE FUNDS' MANAGEMENT

The Funds are series of Undiscovered Managers Funds which is a Massachusetts business trust (the "Trust"). The Trust is governed by trustees who are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

INVESTMENT ADVISER

The Funds are advised by JPMIM, 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

JPMIM has the responsibility for the management of the Funds' affairs, under the supervision of the Trust's Board of Trustees. With the exception of the Realty Income Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility to oversee the sub-advisers, and it monitors and evaluates each sub-adviser to help assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of sub-advisers. The team at JPMIM providing these services is led by Andrew Spencer, Managing Director and Chief Investment Officer of JPMorgan Chase or its affiliates (or one of its predecessors), who joined JPMIM in 1986. Mr. Spencer previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. The sub-advisers, and JPMIM with respect to the Realty Income Fund, are responsible for deciding which securities to purchase and sell for the respective Funds and for placing orders for the Funds' transactions. JPMIM does not determine what investments will be purchased or sold for the Behavioral Growth Fund, Behavioral Value Fund or Small Cap Growth Fund.

During the most recent fiscal year ended 8/31/05, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                  FUND                          %
                  Behavioral Growth Fund     0.95
                  Behavioral Value Fund      1.00
                  Realty Income Fund         0.67
                  Small Cap Growth Fund      0.95

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal year ended August 31.

JPMIM, SUB-ADVISERS AND PORTFOLIO MANAGERS

JPMIM is the investment adviser to the REALTY INCOME FUND and makes the day-to-day investment decisions for that Fund. Pursuant to the Management Agreement with the Realty Income Fund and subject to the overall direction of the Undiscovered Managers Funds' Board of Trustees, JPMIM is responsible for managing the Realty Income Fund's investment program in conformity with the stated investment objective and policies of the Realty Income Fund, as described in this Prospectus.

Scott W. Blasdell, a portfolio manager and analyst at JPMIM, is responsible for the portfolio management of the Realty Income Fund. Mr. Blasdell has been a member of the team that manages real estate since joining JPMIM in August 1999. Before joining JPMIM, Mr. Blasdell held a similar position at Merrill Lynch Asset Management for two years. Prior to working at Merrill Lynch Asset Management, he worked at Wellington Management, both as an analyst and as a portfolio manager for REITs. Mr. Blasdell received a B.A. in economics from Williams College and an M.B.A. from the Wharton School. He is a CFA charterholder.

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND and the BEHAVIORAL VALUE FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of such Funds' portfolios. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller, CFA, and Frederick W. Stanske, CFA, have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller and David H. Potter, CFA, have day-to-day responsibility for managing the Behavioral Value Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance at Washington State University beginning in 1976 and Chair of the Department of Finance thereof from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Potter, Vice President and Analyst, joined Fuller & Thaler in 2005. Prior to joining Fuller & Thaler, Mr. Potter was a Vice President at Goldman Sachs in investment banking from 2001 to 2004. Previously, he was an emerging markets propriety trader at Scotia Capital Markets. Mr. Potter received his BA (honors) in economics and finance from McGill University in Montreal and MBA (honors) in finance from the University of Chicago.

MAZAMA is the sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Mazama provides day-to-day management of the Fund's portfolio. Mazama, One SW Columbia Street, Suite 1500, Portland, Oregon 97258, is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama serves as investment adviser to certain pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

Mazama's Investment Team consists of two primary Portfolio Managers, four Sector Portfolio Managers and four Research Analysts, each of whom conducts research and plays an active role in portfolio decisionmaking for the Fund. The primary Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Fund. Each member of the Investment Team utilizes the firm's proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Fund.

The following are the members of the Investment Team with primary responsibility for the management of the Fund.

RONALD A. SAUER
CEO, CHIEF INVESTMENT OFFICER, SENIOR PORTFOLIO MANAGER
Mr. Sauer is the founder of Mazama Capital Management, Inc. and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Prior to founding the firm, he was the President and Director of Research for Black and Company, Inc., which he joined in 1983. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund.

STEPHEN C. BRINK, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, DIRECTOR OF RESEARCH
Mr. Brink is a co-founder of Mazama Capital Management, Inc. and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Prior to joining Mazama, he was the Chief Investment Officer for US Trust's Pacific Northwest office since 1991, where he had been employed since 1984. Mr. Brink oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund. He also oversees research information flow and quality.

GRETCHEN NOVAK, CFA
ASSOCIATE PORTFOLIO MANAGER
SECTOR PORTFOLIO MANAGER
Ms. Novak joined Mazama Capital Management, Inc. in 1999. Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund. She also serves as an Associate Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund.

TIMOTHY P. BUTLER
SECTOR PORTFOLIO MANAGER
Mr. Butler joined Mazama Capital Management, Inc. in 2002. Prior to joining the firm, Mr. Butler had worked for Pacific Crest Securities since 1999, where he was a Senior Research Analyst specializing in financial technology stocks. Mr. Butler is a Sector Portfolio Manager and is responsible for researching small and mid cap growth financial services companies and participates in the security selection process for the Fund.

MICHAEL D. CLULOW, CFA
SECTOR PORTFOLIO MANAGER
Mr. Clulow joined Mazama Capital Management, Inc. in 2002. Prior to joining the firm, Mr. Clulow worked for UBS Warburg in New York as a Senior Analyst covering Health Care IT & Pharmaceutical Outsourcing Sectors since 2000. Mr. Clulow is a Sector Portfolio Manager and is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, and participates in the security selection process for the Fund.

JPMIM will pay the relevant sub-adviser for each Fund for services rendered during such Fund's fiscal year a sub-advisory fee at the following annual percentage rates of such Fund's average daily net assets:

      FUND                       SUB-ADVISER         FEE RATE
      Behavioral Growth Fund     Fuller & Thaler       0.60%
      Behavioral Value Fund      Fuller & Thaler       0.70%
      Small Cap Growth Fund      Mazama                0.60%

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

OTHER ARRANGEMENTS

The Funds and JPMIM expect to apply for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the 1940 Act, pursuant to which JPMIM will, subject to supervision and approval of the Funds' Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the applicable Fund. The Funds and JPMIM will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that the Funds and JPMIM will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The order also will permit the Funds to disclose to shareholders the management fees only in the aggregate for each Fund.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees other service providers of the Funds. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds, has entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMorgan Chase Bank may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for each Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; and
-    Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Institutional Class Shares may be purchased directly from the Funds through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares. See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Funds.
- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only, purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

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If a Financial Intermediary holds your shares, it is the responsibility of the
Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Trust's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, if you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Fund or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-    JPMorgan Funds; or
-    The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.
- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
   (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
   (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
   (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.undiscoveredmanagers.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchanges requests are processed the same business day they are received, provided:

-    The Fund receives the request by 4:00 p.m. ET.
-    You have contacted your Financial Intermediary, if necessary.
- All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or
- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share.

CAN I REDEEM BY TELEPHONE?

Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the SAI for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions. The Funds (except the Realty Income Fund) declare and pay their net investment income to shareholders as dividends annually. The Realty Income Fund declares and pays its net investment income to shareholders as dividends quarterly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any net capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Funds' Board of Trustees. The Board of Trustees may change the frequency with which the Funds declare or pay dividends.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, dividends and net capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless a shareholder has elected to receive cash. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the share on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.undiscoveredmanagers.com.

Early in each calendar year, each Fund will send each shareholder and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the shareholder during the preceding year.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Any gain resulting from the redemption, sale or exchange of shares of a Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' at www.undiscoveredmanagers.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.undiscoveredmanagers.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on the Funds' website at www.undiscoveredmanagers.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the SAI.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Funds.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

PERFORMANCE OF ACCOUNTS (UNAUDITED)

The Realty Income Fund's investment objective and policies are substantially similar to those used by JPMIM in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these accounts (the "REIT Composite") and for the Fund's benchmark index, the MSCI US REIT Index (formerly the Morgan Stanley REIT Index). The REIT Composite includes discretionary accounts invested in U.S. real estate securities, including real estate investment trusts, according to JPMIM's U.S. real estate securities investment approach.

The performance of the REIT Composite does not represent the Realty Income Fund's performance nor should it be interpreted as indicative of the Realty Income Fund's future performance. The accounts in the REIT Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the REIT Composite had been subject to these regulatory requirements and limitations, their performance might have been lower.

Additionally, although it is anticipated that the Realty Income Fund and the REIT Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of Fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular Fund holdings.

The performance of the REIT Composite reflects the deduction of the Realty Income Fund's total operating expenses, after expense reimbursement, of 1.00% and the reinvestment of dividends and other distributions. The performance information is the annual total return of the REIT Composite for each of the periods indicated.

[CHART]

                      U.S. Real Estate Securities Composite

             FUND          MSCI US REIT INDEX
1997        21.67%              18.56%
1998       -16.61%             -16.91%
1999        -2.46%              -4.54%
2000        30.30%              26.81%
2001        11.27%              12.83%
2002         5.86%               3.65%
2003        40.28%              36.75%
2004        31.29%              15.13%

During the period shown in the bar chart above, the highest quarterly return of the U.S. Real Estate Securities Composite was 13.96% for the quarter ended March 31, 1997, and the lowest quarterly return of the U.S. Real Estate Securities Composite was (11.84)% for the quarter ended March 31,1998. The year-to-date total return of the U.S. Real Estate Securities Composite as of 9/30/05 was 10.21%.

         Average Annual Total Returns for the U.S. Real Estate Composite
                        (For the periods ended 12/31/04)

                    ONE YEAR    FIVE YEARS    SINCE INCEPTION (12/96)
---------------------------------------------------------------------
Composite Return      31.29%      24.08%             14.72%
MSCI US REIT Index    31.49%      21.67%             12.18%

The REIT Composite currently includes all discretionary accounts managed by JPMIM using substantially similar investment strategies to that of the Realty Income Fund. The strategy inception date for the REIT Composite was December 1996.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information for the Funds for the fiscal year ended 8/31/03 and prior has been audited by Deloitte & Touche LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

All information for the fiscal years ended August 31, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

                                                                             BEHAVIORAL GROWTH FUND
                                           ---------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS SHARES
                                           ---------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD       $         17.37   $         18.55   $         12.21   $         14.47   $         30.40
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Income from Investment Operations:
   Net investment income (loss)                      (0.21)@           (0.22)@           (0.14)@           (0.16)@           (0.22)@
   Net gains or in securities (both
    realized and unrealized)                          6.02             (0.96)             6.48             (2.10)           (14.57)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total from Investment Operations                   5.81             (1.18)             6.34             (2.26)           (14.79)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Less Distributions:
   Distributions from capital gains                   0.00              0.00              0.00              0.00             (1.14)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total Distributions                                0.00              0.00              0.00              0.00             (1.14)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, END OF PERIOD             $         23.18   $         17.37   $         18.55   $         12.21   $         14.47
                                           ===============   ===============   ===============   ===============   ===============
TOTAL RETURN                                         33.45%            (6.36)%           51.93%           (15.62%)          (49.63%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)   $       132,590   $       116,342   $       104,018   $        64,968   $       106,195
Ratios to average net assets:
   Net expenses                                       1.30%             1.30%             1.30%             1.30%             1.30%
   Net investment income (loss)                      (1.03)%           (1.14)%           (0.97)%           (1.16)%           (1.16)%
   Expenses without waivers,
    reimbursements and earnings credits               1.36%             1.43%             1.47%             1.49%             1.43%
Portfolio turnover rate                                 92%              161%              129%               94%               97%

----------
@     Calculated based upon average shares outstanding.

                                                                             BEHAVIORAL VALUE FUND
                                           ---------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS SHARES
                                           ---------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD       $         26.06   $         22.80   $         17.42   $         21.06   $         19.68
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Income from Investment Operations:
   Net investment income (loss)                      (0.21)@           (0.12)            (0.12)@           (0.17)@           (0.13)@
   Net gains or in securities
     (both realized and unrealized)                   6.78              4.04              6.84             (3.20)             1.51
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total from Investment Operations                   6.57              3.92              6.72             (3.37)             1.38
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Less Distributions:
   Dividends from net investment income                 --                --                --                --                --
   Distributions from capital gains                  (1.88)            (0.66)            (1.34)            (0.27)               --^
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total Distributions                               (1.88)            (0.66)            (1.34)            (0.27)               --^
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, END OF PERIOD             $         30.75   $         26.06   $         22.80   $         17.42   $         21.06
                                           ===============   ===============   ===============   ===============   ===============
TOTAL RETURN                                         25.75%            17.38%            41.56%           (16.16%)            7.03%
RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (in thousands)   $       111,088   $        63,120   $        40,567   $        28,045   $        34,828
Ratios to average net assets:
   Net expenses                                       1.40%             1.40%             1.40%             1.40%             1.40%
   Net investment income (loss)                      (0.73)%           (0.56)%           (0.65)%           (0.84)%           (0.66)%
   Expenses without waivers,
     reimbursements and earnings credits              1.53%             1.76%             1.75%             1.65%             1.69%
Portfolio turnover rate                                 55%               63%               84%               59%               36%

----------
@     Calculated based upon average shares outstanding.
^     Amount is less than $0.005.

                                                                               REALTY INCOME FUND
                                           ---------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS SHARES
                                           ---------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                           AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD       $         21.22   $         16.44   $         15.33   $         14.50   $         12.47
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Income from Investment Operations:
   Net investment income (loss)                       0.40@             0.53@             0.49@             0.50@             0.52@
   Net gains or in securities
    (both realized and unrealized)                    4.30              4.84              1.65              0.80              1.91
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total from Investment Operations                   4.70              5.37              2.14              1.30              2.43
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Less Distributions:
   Dividends from net investment income              (0.61)            (0.55)            (0.79)            (0.41)            (0.40)
   Distributions from capital gains                  (5.45)            (0.04)            (0.22)            (0.06)               --
   Return of Capital                                    --                --             (0.02)               --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total Distributions                               (6.06)            (0.59)            (1.03)            (0.47)            (0.40)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, END OF PERIOD             $         19.86   $         21.22   $         16.44   $         15.33   $         14.50
                                           ===============   ===============   ===============   ===============   ===============
TOTAL RETURN                                         25.55%            33.22%            15.14%             9.27%            19.83%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)   $       159,422   $       176,072   $       171,536   $       128,456   $        79,460
Ratios to average net assets:
   Net expenses                                       1.00%             1.17%             1.40%             1.40%             1.40%
   Net investment income (loss)                       2.05%             2.83%             3.27%             3.40%             3.90%
   Expenses without waivers,
    reimbursements and earnings credits               1.45%             1.50%             1.48%             1.50%             1.63%
Portfolio turnover rate                                179%               82%               36%               33%               29%

----------
@     Calculated based upon average shares outstanding.

                                                                             SMALL CAP GROWTH FUND
                                           ---------------------------------------------------------------------------------------
                                                                           INSTITUTIONAL CLASS SHARES
                                           ---------------------------------------------------------------------------------------
                                                                                                                  OCTOBER 2, 2000*
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED         THROUGH
                                           AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD       $          8.67   $          9.37   $          6.05   $          8.61   $         12.50
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Income from Investment Operations:
   Net investment income (loss)                      (0.08)@           (0.08)            (0.07)@           (0.09)@           (0.08)@
   Net gains or in securities
    (both realized and unrealized)                    1.64             (0.51)             3.39             (2.44)            (3.81)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total from Investment Operations                   1.56             (0.59)             3.32             (2.53)            (3.89)
                                           ---------------   ---------------   ---------------   ---------------   ---------------
Less Distributions:
   Distributions from capital gains                  (0.31)            (0.11)               --             (0.03)               --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
   Total Distributions                               (0.31)            (0.11)               --             (0.03)               --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
NET ASSET VALUE, END OF PERIOD             $          9.92   $          8.67   $          9.37   $          6.05   $          8.61
                                           ===============   ===============   ===============   ===============   ===============
TOTAL RETURN (a)                                     17.95%            (6.42)%           54.88%           (29.50)%          (31.12)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)   $       288,097   $       179,317   $       122,535   $        40,418   $        40,391
Ratios to average net assets:#
   Net expenses                                       1.20%             1.20%             1.20%             1.20%             1.20%
   Net investment income (loss)                      (0.84)%           (0.98)%           (1.08)%           (1.14)%           (0.88)%
   Expenses without waivers,
    reimbursements and earnings credits               1.29%             1.38%             1.44%             1.54%             1.83%
Portfolio turnover rate (a)                             80%               58%               79%              133%              127%

----------
*     Commencement of operations.
@     Calculated based upon average shares outstanding.
(a)   Not annualized for periods less than one year.
#     Short periods have been annualized.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
PO BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for this information. You can also find information online at www.undiscoveredmanagers.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for the Funds is: 811-8437

(C) JPMorgan Chase & Co. All Rights Reserved. December 2005.

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-UMI-1205

PROSPECTUS DECEMBER 31, 2005


UNDISCOVERED MANAGERS FUNDS
INVESTOR CLASS SHARES


UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

TABLE OF CONTENTS


WHAT YOU SHOULD KNOW ABOUT THE FUND'S INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund                              2
The Fund's Fees and Expenses                                              5
Other Policies and Additional Disclosure on Risks                         6
The Fund's Management                                                     7

HOW TO DO BUSINESS WITH THE FUND                                          9

Purchasing Fund Shares                                                    9
Rule 12b-1 Fees                                                          13
Exchanging Fund Shares                                                   13
Redeeming Fund Shares                                                    14

SHAREHOLDER INFORMATION                                                  16

Distributions and Taxes                                                  16
Availability of Proxy Voting Record                                      17
Portfolio Holdings Disclosure                                            17

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS
CORPORATION AND CERTAIN OF ITS AFFILIATES                                18

Financial Highlights                                                     19

How to Reach Us                                                  Back Cover

THE FUND

Undiscovered Managers Funds has four investment portfolios. Only one of these portfolios, the Undiscovered Managers Behavioral Growth Fund (Fund), has authorized Investor Class Shares. Effective April 30, 2004, the Fund's Investor Class Shares are no longer offered for sale.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(the Behavioral Growth Fund)

INVESTMENT OBJECTIVE

Growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-  A general decline in the U.S. stock markets,
-  Poor performance of individual stocks held by the Fund,
-  Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).


NOT FDIC INSURED. An investment in the Fund is not a deposit of JPMorgan Chase & Co. or any of its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE


This section shows the Behavioral Growth Fund's performance record with respect to the Fund's Investor Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table following the bar chart shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 2500(TM) Growth Index, a board-based securities market index.

How the Fund performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

From commencement of operations of the Fund's Investor Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, J.P. Morgan Investment Management Inc. (JPMIM) became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                             Year-By-Year Returns(1)

1999     65.13%
2000    -27.05%
2001    -22.69%
2002    -17.53%
2003     57.00%
2004      9.90%


     (1) The Fund's fiscal year end is 8/31. Total return for the period January 1, 2005 through September 30, 2005 was 4.90% (not annualized).

During the period shown in the bar chart above, the highest quarterly return of the Fund was 35.91% for the quarter ended December 31, 1999, and the lowest quarterly return of the Fund was (29.44)% for the quarter ended September 30, 2001.

                   Average Annual Total Returns of the Fund's
               Investor Class Shares (for periods ended 12/31/04)



                                                                                        SINCE COMMENCEMENT OF
                                                                                      INVESTMENT OPERATIONS OF
                                                                                    THE INVESTOR CLASS SHARES OF
                                                      ONE YEAR     FIVE YEARS            THE FUND (7/31/98)
------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                       9.90%         (4.30)%               6.95%
Return After Taxes on Distributions                       9.90%         (4.73)%               6.58%
Return After Taxes on Distributions
 and Sale of Fund Shares                                  6.43%         (3.87)%               5.80%
Russell 2500(TM) Growth Index(1)
(Reflects no deductions for fees, expenses or taxes)      6.13%         (2.91)%               5.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(1) The Russell 2500(TM) Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios

THE FUND'S FEES AND EXPENSES

INVESTOR EXPENSES FOR INVESTOR CLASS SHARES
The expenses of the Investor Class Shares of the Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES % (expenses that are deducted from Fund assets)


Management Fees                                           0.95
Distribution and/or Service (12b-1) Fees(1)               0.35
Other Expenses(2)                                         0.29
Total Annual Fund Operating Expenses(3)                   1.59


(1) 12b-1 fees may cause long-term Investor Class shareholders to pay more than would be permitted if such fees were a front-end sales charge.
(2) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year but which were not in place for the entire fiscal year.
(3) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Investor Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.65% of its average daily net assets through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

This Example below is intended to help you compare the cost of investing in the Investor Class Shares with the cost of investing in other mutual funds. The Example assumes:

-  $10,000 initial investments,
-  5% return each year, and
- net expenses through 12/31/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Investor Class Shares and your actual costs may be higher or lower.

                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                    162         502           866        1,889
(with or without redemption)

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS
The Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER
The Fund is actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by the Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUND
The Fund is not a complete investment program, and the Fund has a specialized investment objective. The investment objective and policies of the Fund can be changed without shareholder approval, except for the policies that are identified in the Fund's Statement of Additional Information (the SAI) as "fundamental."

MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES

The Fund invests mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock), preferred stocks and depositary receipts. While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. The Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of the convertible securities held by the Fund tends to fall when prevailing interest rates rise.

SMALL COMPANIES
The Fund may invest in companies with relatively small market capitalization.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. Because the Fund may invest in companies with smaller capitalization, its net asset value per share may fluctuate more widely than market averages.

TEMPORARY DEFENSIVE STRATEGY
Under exceptional market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies).


To the extent that the Fund assumes a defensive position, it will not be investing in accordance with its investment objective.

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THE FUND'S MANAGEMENT


The Fund is a series of Undiscovered Managers Funds, a Massachusetts business trust (the "Trust"). The Trust is governed by trustees who are responsible for overseeing all business activities.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund's share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

INVESTMENT ADVISER

The Fund is advised by JPMIM, 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

JPMIM has the responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by the Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility to oversee the sub-adviser, and it monitors and evaluates the sub-adviser to help assure that the sub-adviser is managing the Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of its sub-adviser. The team at JPMIM providing these services is led by Andrew Spencer, Managing Director and Chief Investment Officer of JPMorgan Chase or its affiliates (or one of its predecessors), who joined JPMIM in 1986. Mr. Spencer previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. The sub-adviser is responsible for deciding which securities to purchase and sell for the Fund and for placing orders for the Fund's transactions.

During the most recent fiscal year ended 8/31/05, JPMIM was paid management fees (net of waivers), 0.95% of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the annual report for the most recent fiscal year ended August 31.

SUB-ADVISER AND PORTFOLIO MANAGERS

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of the Fund's portfolio. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller, CFA, and Frederick W. Stanske, CFA, have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and Professor of Finance at Washington State University beginning in 1976 and Chair of the Department of Finance thereof from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996.

JPMIM will pay Fuller & Thaler for services rendered during the Fund's fiscal year a sub-advisory fee at the annual percentage rate of 0.60% of the Fund's average daily net assets.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

OTHER ARRANGEMENTS


The Fund and JPMIM expect to apply for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which JPMIM will, subject to supervision and approval of the Trust's Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and JPMIM will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that the Fund and JPMIM will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of the Fund have the right to terminate a sub-advisory agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The order also will permit the Fund to disclose to shareholders the management fees only in the aggregate for the Fund.

THE FUND'S ADMINISTRATOR

JPMorgan Funds Management, Inc. (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

JPMorgan Distribution Services, Inc. (JPMDS) may enter into service agreements with certain entities under which it will pay all or a portion of the 0.35% annual fee to such entities for performing shareholder and administrative services.


NETWORKING AND SUB-TRANSFER AGENCY FEES
The Fund may directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

THE FUND'S DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or
-  Directly from the Fund through JPMDS.

WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders received by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded. Therefore, certificates will not be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among one of the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Trust's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into the Funds followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?
Investors must buy a minimum of $10,000 worth of Investor Class Shares in a Fund to open an account. An investor can combine purchases of Investor Class Shares, of other JPMorgan Funds (except for money market funds) in order to meet the minimum. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.

Investment minimums may be waived for certain types of retirement accounts (E.G., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, if you are purchasing shares directly from the Fund, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per shares next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:
-  JPMorgan Funds; or
-  The Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
   (EX: JPMORGAN ABC FUND-INVESTOR)
Your Fund Number & Account Number
   (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
   (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if the JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.
- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
   (EX: JPMORGAN ABC FUND-INVESTOR)
Your Fund Number & Account Number
   (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
   (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

RULE 12b-1 FEES

DO INVESTOR CLASS SHARES PAY A 12b-1 PLAN?
Yes. Under a Service and Distribution Plan relating to Investor Class Shares adopted by Undiscovered Managers Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, Undiscovered Managers Funds may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class Shares, (ii) providing services relating to Investor Class Shares (which would be in addition to any general services provided to the Fund as a whole) and
(iii) providing additional personal services to Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under such plan with respect to the Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

You may exchange shares of the Behavioral Growth Fund for Class A Shares of another JPMorgan Fund or Morgan Shares of a JPMorgan money market fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.undiscoveredmanagers.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.
-  You have contacted your Financial Intermediary, if necessary.
-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, if you bought Class A Shares of a Fund you may pay the sales charge applicable to the JPMorgan Fund into which you are exchanging, unless you qualify for a sales charge waiver.

To learn about Class A Shares and their sales charge, call JPMorgan Funds Services and request copy of a prospectus.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Fund, certain JPMorgan Fund may limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Service Center
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the the SAI for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions. The Fund declares and pays its net investment income to shareholders as dividends annually. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any net capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Fund's Board of Trustees. The Board of Trustees may change the frequency with which the Fund declares or pays dividends.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, dividends and net capital gain distributions will automatically be reinvested in additional shares of the Fund on the record date unless a shareholder has elected to receive cash. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the share on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.undiscoveredmanagers.com.

Early in each calendar year, the Fund will send each shareholder and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the shareholder during the preceding year.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

Any gain resulting from the redemption, sale or exchange of shares of the Fund will generally be subject to tax.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

NOTE: The foregoing summarizes certain tax consequences of investing in the Fund for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's at www.undiscoveredmanagers.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.undiscoveredmanagers.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings and other related information, including statistical information about various financial characteristics of the Fund, as of the last day of each month and each calendar quarter are posted on its website at www.undiscoveredmanagers.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the SAI.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund's Investor Class Shares for the past five years. Certain information reflects financial results for a single Investor Class Share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Investor Class Shares (assuming reinvestment of all dividends and distributions).

This information for the Funds for the fiscal year ended 8/31/03 and prior has been audited by Deloitte & Touche LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

All other information for the fiscal years ended August 31, 2004 and 2005 has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

                                                                      BEHAVIORAL GROWTH FUND
                                         ---------------------------------------------------------------------------------------
                                                                          INVESTOR CLASS
                                         ---------------------------------------------------------------------------------------
                                           YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                         AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD     $         17.06   $         18.27   $         12.07   $         14.32   $         30.21
                                         ---------------   ---------------   ---------------   ---------------   ---------------
Income from Investment Operations:
  Net investment income (loss)                     (0.27)@           (0.28)@           (0.18)@           (0.21)@           (0.28)@
  Net gains or losses in securities
   (both realized and unrealized)                   5.90             (0.93)             6.38             (2.04)           (14.47)
                                         ---------------   ---------------   ---------------   ---------------   ---------------
  Total from Investment Operations                  5.63             (1.21)             6.20             (2.25)           (14.75)
                                         ---------------   ---------------   ---------------   ---------------   ---------------
Less Distributions:
  Dividends from net investment income                --                --                --                --                --
  Distributions from capital gains                    --                --                --                --             (1.14)
                                         ---------------   ---------------   ---------------   ---------------   ---------------
  Total Distributions                                 --                --                --                --             (1.14)
                                         ---------------   ---------------   ---------------   ---------------   ---------------

NET ASSET VALUE, END OF PERIOD           $         22.69   $         17.06   $         18.27   $         12.07   $         14.32
                                         ===============   ===============   ===============   ===============   ===============
Total Return                                       33.00%            (6.62)%           51.37%           (15.71)%          (49.82)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands) $        12,023   $        10,354   $        10,230   $         6,301   $         8,114
Ratios to average net assets:
  Net expenses                                      1.61%             1.65%             1.65%             1.65%             1.65%
  Net investment income (loss)                     (1.34)%           (1.48)%           (1.32)%           (1.51)%           (1.51)%
  Expenses without waivers,
   reimbursements and earnings credits              1.65%             1.84%             1.82%             1.84%             1.78%
Portfolio turnover rate                               92%              161%              129%               94%               97%

----------
@  Calculated based upon average shares outstanding.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-7841 for all Funds except JPMorgan California Bond Fund, whose File No. is 811-7795



(C) JPMorgan Chase & Co. All Rights Reserved. December 2005

[JPMORGAN ASSET MANAGEMENT LOGO]

PR-UMBGINV-1205

[UNDISCOVERED MANAGERS(TM) LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2005

                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                           JPMORGAN REALTY INCOME FUND
                   (FORMERLY UNDISCOVERED MANAGERS REIT FUND)
                   UNDISCOVERED MANAGERS SMALL CAP GROWTH FUND
                       (FORMERLY UM SMALL CAP GROWTH FUND)

                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses dated December 31, 2005, for Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), JPMorgan Realty Income Fund ("Realty Income Fund") and Undiscovered Managers Small Cap Growth Fund ("Small Cap Growth Fund") (each a "Fund" and, collectively, the "Funds"), as supplemented from time to time (the "Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated August 31, 2005, included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports, are available without charge upon request by contacting
JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the
Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

    For more information about the Funds or the Financial Statements, simply write or call:

                            JPMorgan Funds Services
                                 P.O. Box 8528
                             Boston, MA 02266-8528
                                1-800-480-4111


                                                          SAI-UM-1205

                                TABLE OF CONTENTS

ORGANIZATION AND CLASSIFICATION                                              1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                             2
MANAGEMENT OF THE TRUST                                                     17
CODES OF ETHICS                                                             27
PROXY VOTING PROCEDURES AND GUIDELINES                                      27
PORTFOLIO HOLDINGS DISCLOSURE                                               32
INVESTMENT ADVISER AND SUB-ADVISERS                                         33
EXPENSES                                                                    42
ADMINISTRATOR                                                               43
DISTRIBUTOR                                                                 44
SERVICE AND DISTRIBUTION PLAN                                               46
DISTRIBUTION PLAN                                                           47
CUSTODIAN                                                                   50
TRANSFER AGENT                                                              50
SHAREHOLDER SERVICING                                                       50
OTHER EXPENSES                                                              53
PORTFOLIO TRANSACTIONS                                                      53
DESCRIPTION OF SHARES                                                       56
MASSACHUSETTS TRUST                                                         64
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                               64
TRUST COUNSEL                                                               65
PURCHASES, REDEMPTIONS AND EXCHANGES                                        65
FINANCIAL INTERMEDIARIES                                                    67
DIVIDENDS AND DISTRIBUTIONS                                                 69
NET ASSET VALUE                                                             69
DISTRIBUTIONS AND TAX MATTERS                                               70
FINANCIAL STATEMENTS                                                        77
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   1

                         ORGANIZATION AND CLASSIFICATION

THE TRUST AND THE FUNDS

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust by an Amended and Restated Agreement and Declaration of Trust dated December 3, 1997 (the "Declaration of Trust"). Each Fund is a series of the Trust.

This Statement of Additional Information (the "SAI") relates to the Undiscovered Managers Funds listed below.

SHARE CLASSES

The Trustees of the Funds have authorized the issuance of the following classes of shares of the Funds:

Behavioral Growth Fund                Institutional, Investor, Class A, Class B and Class C
Behavioral Value Fund                 Institutional, Class A, Class B and Class C
Realty Income Fund                    Institutional, Class A, Class B and Class C
Small Cap Growth Fund                 Institutional, Class A, Class B and Class C

Each Fund currently offers the following classes of shares:

Behavioral Growth Fund                Institutional, Investor, Class A, Class B and Class C
Behavioral Value Fund                 Institutional, Class A, Class B and Class C
Realty Income Fund                    Institutional, Class A, Class B and Class C
Small Cap Growth Fund                 Institutional, Class A

The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

Effective February 19, 2005, the UM Small Cap Growth Fund was renamed with the approval of its Board of Trustees to Undiscovered Managers Small Cap Growth Fund.

Effective December 31, 2005, the Undiscovered Managers REIT Fund was renamed with the approval of its Board of Trustees to JPMorgan Realty Income Fund.

MISCELLANEOUS

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (the "JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the applicable Prospectuses. The investment policies of each Fund set forth in the applicable Prospectuses and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectuses and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any notice required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the "1940 Act") to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectuses) will be provided in plain English in a separate written document. Each such notice will contain, in bold-faced type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered, or, if the notice is delivered separately from other communications to investors, either on the notice or on the envelope in which the notice is delivered.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds.

Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the Realty Income Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In addition, each of the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund will:

1. Operate as a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, as amended from time to time.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the Realty Income Fund and Small Cap Growth Fund have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each of the Funds will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

In addition, the Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

ADDITIONAL DESCRIPTION OF INVESTMENTS,
INVESTMENT PRACTICES AND RISKS

The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

LEVERAGE

Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to the Adviser, for investment advisory and JPMorgan Chase Bank for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

The following are additional investment vehicles and techniques the Realty Income Fund managers can use in managing the Fund's assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund's overall risk profile.

ILLIQUID SECURITIES

The Funds may purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

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DEBT SECURITIES

The Funds may invest in debt securities when a Fund's managers believe such securities represent an attractive investment for the Fund. The Funds may invest in debt securities for income or as a defensive strategy when the managers believe adverse economic or market conditions exist.

The value of the debt securities in which a Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Each Fund may invest up to 5% of its assets in "high-yield" securities. "High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P")), or, if not rated, are of equivalent investment quality as determined by the Fund's advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of a Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P, or their equivalent, are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Funds are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the applicable Fund's investment objective. See "Explanation of Fixed-Income Securities Ratings".

If the aggregate value of high-yield securities exceeds 5% of a Fund's assets because of the high-yield securities market appreciation or other assets' depreciation, the Fund will not necessarily sell them. Instead, the Fund's managers will not purchase additional high-yield securities until their value is less than 5% of the Fund's assets. Fund managers will monitor these investments to determine whether holding them will likely help the applicable Fund meet its investment objectives.

In addition, the value of a Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund's shares.

EQUITY EQUIVALENT SECURITIES

The Realty Income Fund may invest in equity securities issued by real estate investment trusts ("REITS"). In addition, any of the Funds may invest in other equity securities and equity equivalents, including securities that permit a Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits a Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in "Foreign Securities", are an example of the type of derivative security in which a Fund might invest.

FOREIGN SECURITIES

The Funds may invest in the securities of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. In determining whether a company is foreign, a Funds' managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case.

The Funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The Funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, foreign governments and their agencies. Each Fund will limit its purchase of foreign securities to those of issuers whose principal business activities are located in developed countries. Each Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investments in foreign securities may present certain risks, including:

CURRENCY RISK - The value of the foreign investments held by a Fund may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

POLITICAL AND ECONOMIC RISK - The economies of many of the countries in which a Fund may invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, a Fund may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

REGULATORY RISK - Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

MARKET AND TRADING RISK - Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which a Fund may invest have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

CLEARANCE AND SETTLEMENT RISK - Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned. A Fund's inability to make intended security purchases due to clearance and settlement problems could cause them to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, liability to the purchaser.

OWNERSHIP RISK - Evidence of securities ownership may be uncertain in many foreign countries. As a result, there may be a risk that a Fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

CONVERTIBLE DEBT SECURITIES

A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinate to other similar but nonconvertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

Each Fund will limit their holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the advisor. Each Fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 20% of the Fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. For a description of the S&P and Moody's ratings categories, see "Explanation of Fixed-Income Securities Ratings".

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

SHORT SALES

Each Fund may engage in short sales for cash management purposes only if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the Fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be additional transaction costs associated with short sales, but the Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

DERIVATIVE SECURITIES

To the extent permitted by its investment objectives and policies, each Fund may invest in derivative securities. Generally, a derivative security is a financial arrangement, having a value based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor's Depositary Receipts, also known as "SPIDERs", track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Funds may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the applicable Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the applicable Fund may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

     - the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Fund managers anticipate;

     - the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

     - the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and

     - the risk that the counterparty will fail to perform its obligations.

INVESTMENT IN ISSUERS WITH LIMITED OPERATING HISTORIES

Each Fund may invest a portion of its assets in the securities of issuers with limited operating histories. Each Fund's managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of a Fund. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, "issuers" refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a Fund's investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Each Fund may purchase securities on a when issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will maintain with the JP Morgan Chase Bank, the Funds' custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

FORWARD COMMITMENTS

Each Fund may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of a Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, a Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing the a Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

SHORT-TERM SECURITIES

In order to meet anticipated redemptions, anticipated purchases of additional securities for a Fund's portfolio, or, in some cases, for temporary defensive purposes, each Fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

     - Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
     - Commercial Paper;
     - Certificates of Deposit and Euro Dollar Certificates of Deposit;
     - Bankers' Acceptances;
     - Short-term notes, bonds, debentures or other debt instruments; and
     - Repurchase agreements.

OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets in other mutual funds provided that the investment is consistent with the Fund's investment policies and restrictions. Under the 1940 Act, a Fund's investment in these securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Fund's total assets of any investment company; and (c) 10% of a Fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

FUTURES AND OPTIONS

Each Fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

     - protect against a decline in market value of the Fund's securities (taking a short futures position), or

     - protect against the risk of an increase in market value for securities in which the Fund generally invests at a time when the Fund is not fully invested (taking a long futures position), or

     - provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. Although other techniques may be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a Fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The Fund manager may engage in futures and options transactions based on securities indices provided that the transactions are consistent with the Fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds, or the S&P 500 Index for equity funds. The manager may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, a Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of a Fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the future, a Fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

Futures and options prices can be volatile, and trading in these markets involves certain risks. If a Fund's manager applies a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Fund's return.

A Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin. If a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Fund managers would not otherwise do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Fund's manager will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A Fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, each Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, a Fund would give up some ability to participate in a price increase on the underlying security. If a Fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

FORWARD CURRENCY EXCHANGE CONTRACTS

Each Fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See "Derivative Securities."

A Fund expects to use forward currency contracts under two circumstances: (1) When a Fund manager is purchasing or selling a security denominated in a foreign currency and wishes to lock in the U.S. dollar price of that security, the Fund manager would be able to enter into a forward currency contract to do so; or (2) When a Fund manager believes the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, a Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when a Fund manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a Fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under the forward currency contract.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of foreign currencies will change due to market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund's manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, a Fund's manager believes that it is important to have flexibility to enter into such forward currency contracts when they determine that a Fund's best interests may be served.

When the forward currency contract matures, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency that the Fund is obligated to deliver.

DIVERSIFICATION REQUIREMENTS

Each Fund is a "diversified" fund, as defined in the 1940 Act, except for Realty Income Fund, which is "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. The Realty Income Fund is a "non-diversified" series. The Realty Income Fund is considered "non-diversified" because a relatively high percentage of the Fund's assets may be invested in the securities of limited number of issuers, within the same economic sector. The Realty Income Fund's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. The Realty Income Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

Although the Realty Income Fund is not limited by the diversification requirements of the 1940 Act, all Funds including Realty Income Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company which imposes diversification requirements that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act. To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities). See "Distributions and Tax Matters".

**A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than is a diversified fund.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                 FISCAL YEAR-ENDED 8\31\04    FISCAL YEAR-ENDED 8\31\05
     BEHAVIORAL GROWTH FUND                            161%                          92%
     BEHAVIORAL VALUE FUND                              63%                          55%
     REALTY INCOME FUND                                 82%                         179%*
     SMALL CAP GROWTH FUND                              58%                          80%

*Portfolio turnover for the fiscal year ended August 31, 2005, with respect to the Realty Income Fund may be attributed to a change in the management of the Realty Income Fund and market positioning.

                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, JPMIM, the Funds' Adviser, has responsibility for the management of the Funds' affairs. With the exception of Realty Income Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Trustees of the Trust.

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, the year each Trustee first became a Board member of any of the JPMorgan Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
NAME (YEAR OF BIRTH);                                                              FUND COMPLEX           OTHER DIRECTORSHIPS
POSITIONS WITH THE TRUST                           PRINCIPAL OCCUPATIONS            OVERSEEN BY                   HELD
(SINCE)                                             DURING PAST 5 YEARS             TRUSTEE(1)           OUTSIDE FUND COMPLEX
---------------------------------------  ----------------------------------------  ------------   ----------------------------------
INDEPENDENT TRUSTEES

WILLIAM J. ARMSTRONG (1941);             Retired; Vice President & Treasurer of         113       None.
  Trustee of Trust since 2004.           Ingersoll-Rand Company (manufacturer of
                                         industrial equipment) (1972-2000).

ROLAND R. EPPLEY, JR. (1932);            Retired; President & Chief Executive           113       None.
  Trustee of Trust since 2004.           Officer, Eastern Sales Bankcard
                                         (1971-1988)

JOHN F. FINN (1947);                     President and Chief Executive Officer          112*      Director, Cardinal Health, Inc.
  Trustee of Trust since 2005.           of Gardner, Inc. (wholesale distributor                  (CAH) (1994-present); Director,
                                         to outdoor power equipment                               The Crane Group (2003-

                                                                                     NUMBER OF
                                                                                     FUNDS IN
NAME (YEAR OF BIRTH);                                                              FUND COMPLEX           OTHER DIRECTORSHIPS
POSITIONS WITH THE TRUST                           PRINCIPAL OCCUPATIONS            OVERSEEN BY                   HELD
(SINCE)                                             DURING PAST 5 YEARS             TRUSTEE(1)           OUTSIDE FUND COMPLEX
---------------------------------------  ----------------------------------------  ------------   ----------------------------------
                                         industry)                                                present); Chairman, The Columbus
                                         (1979-present).                                          Association for the Performing
                                                                                                  Arts (CAPA) (2003-present).; .

DR. MATTHEW GOLDSTEIN (1941);            Chancellor of the City University of           113       Director of Albert Einstein School
  Trustee of Trust since 2005;           New York (1999-present); President,                      of Medicine (1998-present);
  Trustee of heritage                    Adelphi University (New York)                            Director of New Plan Excel Realty
  JPMorgan Funds since 2003.             (1998-1999).                                             Trust, Inc. (real estate
                                                                                                  investment trust) (2000-present);
                                                                                                  Director of Lincoln Center
                                                                                                  Institute for the Arts in
                                                                                                  Education (1999-present).

ROBERT J. HIGGINS (1945);                Retired; Director of Administration of         113       None.
  Trustee of Trust since 2004.           the State of Rhode Island (2003-2004);
                                         President-Consumer Banking and
                                         Investment Services, Fleet Boston
                                         Financial (1971-2001).

PETER C. MARSHALL (1942);                Self-employed business consultant              112*      None.
  Trustee of Trust since 2005;           (2002-present); Senior Vice President,
  Trustee of heritage One                W.D. Hoard, Inc. (corporate parent of
  Group Mutual Funds since 1994.         DCI Marketing, Inc.) (2000-2002);
                                         President, DCI Marketing, Inc.
                                         (1992-2000).

MARILYN MCCOY (1948);                    Vice President of Administration and           112*      Trustee, Mather LifeWays
  Trustee of Trust since 2005.           Planning, Northwestern University                        (1994-present); Trustee, Carleton
                                         (1985-present).                                          College (2003-present).

WILLIAM G. MORTON, JR. (1937);           Retired; Chairman Emeritus (2001-2002),        113       Director of Radio Shack
  Trustee of Trust since 2004.           and Chairman and Chief Executive                         Corporation (electronics)
                                         Officer, Boston Stock Exchange                           (1987-present); Director of The
                                         (1985-2001).                                             National Football Foundation and
                                                                                                  College

                                                                                     NUMBER OF
                                                                                     FUNDS IN
NAME (YEAR OF BIRTH);                                                              FUND COMPLEX           OTHER DIRECTORSHIPS
POSITIONS WITH THE TRUST                           PRINCIPAL OCCUPATIONS            OVERSEEN BY                   HELD
(SINCE)                                             DURING PAST 5 YEARS             TRUSTEE(1)           OUTSIDE FUND COMPLEX
---------------------------------------  ----------------------------------------  ------------   ----------------------------------
                                                                                                  Hall of Fame (1994-present);
                                                                                                  Trustee of the Stratton Mountain
                                                                                                  School (2001-present).

ROBERT A. ODEN, JR. (1946);              President, Carleton College                    112*      Director, American University in
Trustee of Trust since 2005.             (2002-present); President, Kenyon                        Cairo.
                                         College (1995-2002).

FERGUS REID, III (1932);                 Chairman of Lumelite Corporation               113       Trustee of Morgan Stanley Funds
  Trustee of Trust (Chairman)            (plastics manufacturing)                                 (209 portfolios) (1995-present).
  since 2004.                            (2003-present); Chairman and Chief
                                         Executive Officer of Lumelite
                                         Corporation (1985-2002).

FREDERICK W. RUEBECK (1939);             Advisor, Jerome P. Green &                     112*      Director, AMS Group
  Trustee of Trust since 2005.           Associates, LLC (broker-dealer)                          (2001-present); Director, Wabash
                                         (2002-present); Investment Officer,                      College (1988-present); Trustee,
                                         Wabash College (2004-present);                           Seabury-Western Theological
                                         self-employed consultant                                 Seminary (1993-present);
                                         (2000-present); Director of                              Chairman, Indianapolis Symphony
                                         Investments, Eli Lilly and Company                       Orchestra Foundation
                                         (1988-1999).                                             (1994-present).

JAMES J. SCHONBACHLER (1943);            Retired; Managing Director of                  113       None.
  Trustee of Trust since 2004.           Bankers Trust Company (financial
                                         services) (1968-1998).

INTERESTED TRUSTEE

LEONARD M. SPALDING, JR.** (1935);       Retired; Chief Executive Officer of            113       Director, Glenview Trust
                                         Chase Mutual                                             Company, LLC (2001 -

Trustee of Trust since 2004.             Funds (investment company) (1989-1998);                  present); Trustee, St. Catherine
                                         President & Chief Executive Officer of                   College (1998 - present); Trustee,
                                         Vista Capital Management (investment                     Bellarmine University
                                         management) (1990-1998); Chief                           (2000 - present); Director,
                                         Investment Executive of Chase Manhattan                  Springfield-Washington County
                                         Private Bank (investment management)                     Economic Development Authority
                                         (1990-1998).                                             (1997 - present); Trustee, Marion
                                                                                                  and Washington County, Kentucky
                                                                                                  Airport Board (1998 - present);
                                                                                                  Trustee, Catholic Education
                                                                                                  Foundation (2005 - present).

----------
(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (113 funds) as of the fiscal year ended August 31, 2005.

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of the fiscal year ended August 31, 2005.

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

STANDING COMMITTEES OF THE BOARD

There are currently has four standing committees of the Board of Trustees: the Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (viii) to act as a liaison between the Funds' independent auditors and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities were transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to its Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005, and prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or the predecessor Audit Committee met four times during the fiscal year ended August 31, 2005.

As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and met three times during the fiscal year ended August 31, 2005.

The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees;
(ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies;
(iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005, and met four times during the fiscal year ended August 31, 2005.

Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the JPMorgan U.S. Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the JPMorgan Income Funds and JPMorgan Municipal Bond Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the JPMorgan Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met three times during the fiscal year ended August 31, 2005.

OWNERSHIP OF SECURITIES.

As of December 31, 2004 each of the Trustees beneficially owned shares of certain Funds of the Trust in the amounts shown below:

                                                                                                AGGREGATE DOLLAR RANGE
                                                                                             OF EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                OWNERSHIP                      COMPANIES OVERSEEN BY
                                OWNERSHIP OF    OWNERSHIP OF    OF REALTY    OWNERSHIP OF       TRUSTEE IN FAMILY OF
                                 BEHAVIORAL      BEHAVIORAL       INCOME      SMALL CAP              INVESTMENT
NAME OF TRUSTEE                  GROWTH FUND     VALUE FUND        FUND      GROWTH FUND          COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong                None            None           None          None                Over $100,000
Roland R. Eppley, Jr.               None            None           None          None                Over $100,000
John F. Finn*                                                                                        Over $100,000
Dr. Matthew Goldstein               None            None           None          None             $50,001 - $100,000
Robert J. Higgins                   None            None           None          None                    None
Peter C. Marshall*                                                                                   Over $100,000
Marilyn McCoy*                                                                                       Over $100,000
William G. Morton, Jr.              None            None           None          None                    None
Robert A. Oden, Jr.*                                                                                 Over $100,000
Fergus Reid, III                    None            None           None          None                Over $100,000
Frederick W. Ruebeck*                                                                                Over $100,000
James J. Schonbachler               None            None           None          None              $50,001-$100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.            None            None           None          None                Over $100,000

     (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes nine registered investment companies (113 portfolios) as of the . As of December 31, 2004, the Family of Investment Companies consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 funds). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Family of Investment Companies

     (2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Funds' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

     *This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (112 funds) as of the most recent fiscal year ended August 31, 2005.

In February 2004, the following were given a final amount for total compensation deferred pursuant to the fee deferral agreements described above by Roger B. Keating, Matthew J. Kiley and Robert P. Schmermund is $54,750, $7,897 and $7,897, respectively.

As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Prior to February 19, 2005, the former JPMorgan Funds paid each Trustee of the heritage JPMorgan Funds an annual fee of $120,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the JPMorgan Funds paid the Chairman $130,000 and each Committee Chairman an additional $40,000

Prior to February 19, 2005, the former One Group Mutual Funds paid each Trustee of the heritage One Group Mutual Funds a fee of $110,000 and reimbursed the Trustees for expenses incurred in connection with their service as a Trustee. In addition, the One Group Mutual Funds paid the Chairman an additional $20,000.

Trustee aggregate compensation paid by the Trust and the Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                                                           PENSION OR
                                                           RETIREMENT     ESTIMATED
                                                            BENEFITS        ANNUAL       TOTAL COMPENSATION
                                            AGGREGATE      ACCRUED AS      BENEFITS     FROM TRUST AND FROM
NAME OF TRUSTEE                           COMPENSATION    PART OF FUNDS      UPON         THE FUND COMPLEX
INDEPENDENT TRUSTEES                     FROM THE TRUST     EXPENSES      RETIREMENT   PAID TO THE TRUSTEES(1)
--------------------------------------------------------------------------------------------------------------
William J. Armstrong                       $      178       $      81     $      243         $  160,000
Roland R. Eppley, Jr.                             133              61            182            120,000
John F. Finn                                        0               0              0                  0
Dr. Matthew Goldstein                             133              61            182            120,000
Robert J. Higgins                                 133              61            182            120,000
Peter C. Marshall                                   0               0              0                  0
Marilyn McCoy                                       0               0              0                  0
William G. Morton, Jr.                            133              61            182            120,000
Robert A. Oden, Jr.                                 0               0              0                  0
Fergus Reid, III                                  277             127            379            250,000
Frederick W. Ruebeck                                0               0              0                  0
James J. Schonbachler                             133              61            182            120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                           17              10             22            160,000^

^    Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

OFFICERS

The Trust's executive officers (listed below), are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees.

The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

NAME (YEAR OF BIRTH),
POSITIONS                                                              PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                              DURING PAST 5 YEARS
--------------------------                                              -------------------
George C.W. Gatch (1962),            Managing Director of JPMorgan Investment Management Inc.; Director and President,
President (2005)                     JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005.
                                     Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee of
                                     JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a
                                     Japanese mutual fund

NAME (YEAR OF BIRTH),
POSITIONS                                                              PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                              DURING PAST 5 YEARS
--------------------------                                              -------------------
                                     company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),              Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds
Senior Vice President (2005)*        Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group
                                     Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan
                                     Funds Management, Inc. (formerly One Group Administrative Services) and Vice President
                                     and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services,
                                     Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),          Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds
Vice President and Chief             and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of
Administrative Officer (2005)        Finance for the Pierpont Group, Inc. from 1996-2001, an independent company owned by the
                                     Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase &
                                     Co. in 2001.

Stephanie J. Dorsey (1969),          Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration,
Treasurer (2005)*                    JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation)
                                     from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953),          Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund
Senior Vice President and            Administration - Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of
Chief Compliance Officer (2005)      positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950),            Vice President and Anti-Money Laundering Compliance Officer for JPMorgan Asset
AML Compliance Officer (2005)        Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive
                                     supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

NAME (YEAR OF BIRTH),
POSITIONS                                                              PRINCIPAL OCCUPATIONS
HELD WITH THE FUND (SINCE)                                              DURING PAST 5 YEARS
--------------------------                                              -------------------
Stephen M. Benham (1959),            Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice
Secretary (2005)                     President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                     attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),           Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior
Assistant Secretary (2005)*          Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant
                                     General Counsel and Associate General Counsel and Vice President, Gartmore Global
                                     Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),          Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio
Assistant Secretary (2005)*          has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One
                                     Corporation) since 1990.

Nancy E. Fields (1949),              Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services,
Assistant Secretary (2005)*          Inc.; From 1999-2005 Director, Mutual Fund Administration, JPMorgan Funds Management,
                                     Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager,
                                     Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services,
                                     Inc.).

Ellen W. O'Brien (1957),             Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky
Assistant Secretary (2005)**         registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),            Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial
Assistant Treasurer (2005)           reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965),         Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of
Assistant Treasurer (2005)           institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products.
                                     Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966),             Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice
Assistant Treasurer (2005)*          President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005;
                                     Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at
                                     Allstate Insurance Company prior to 2001.

*    The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
     43271.
** The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

As of December 1, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

The Funds, JPMIM, its affiliated sub-advisers and JPMDS have each adopted the code of ethics under Rule 17j-1 of the 1940 Act. The Funds' sub-advisers are unaffiliated and have adopted separate codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first;
(ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or with a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and
(iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

The policies and procedures used by JPMIM and each Fund's sub-adviser to determine how to vote proxies relating to the portfolio securities of such Fund are summarized below:

FULLER & THALER. For those accounts where Fuller & Thaler is responsible for voting proxies, such as the Behavioral Growth Fund and the Behavioral Value Fund, Fuller & Thaler executes the procedures set forth below relating to the collection, reporting and voting of proxies.

Fuller & Thaler has contracted Institutional Shareholder Services ("ISS") to collect proxy information from custodians and to vote proxies according to Fuller & Thaler's instructions. ISS also provides proxy recommendations and corporate governance ratings to Fuller & Thaler. While Fuller & Thaler may consider such research in determining how to vote on a proxy issue, Fuller & Thaler votes each proxy on its own merits. Thus, Fuller & Thaler's proxy voting may or may not be in-line with the recommendations of ISS. Each portfolio manager at Fuller & Thaler is responsible for voting the proxies for securities held in the portfolio manager's strategy. Proxy statements received from ISS are provided to the respective portfolio manager for voting. The portfolio manager's vote is communicated to ISS electronically. Using the information provided by Fuller & Thaler, ISS votes the proxies for each individual account.

In the event of a conflict of interest between either the Behavioral Growth Fund or the Behavioral Value Fund and Fuller & Thaler, with respect to how a proxy should be voted for a portfolio security held by such Fund, Fuller & Thaler will vote the proxy in what it believes to be in the best interest of such Fund.

MAZAMA. Mazama takes an active role in voting proxies on behalf of all accounts for which Mazama has been hired as investment manager, such as the Small Cap Growth Fund, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. Mazama generally votes in favor of the following routine issues: (a) election of directors, (b) appointment of auditors, (c) elimination of preemptive rights, (d) increasing authorized shares issued, (e) limitations on directors' and officers' liability, (f) amendments to articles of incorporation or bylaws to coincide with changes in local or federal laws and regulations, (g) changes to the date, time, location of annual meetings and (h) stock prints. However, Mazama strongly favors having only independent board members in all sub committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of subcommittees.

Mazama votes the following non-routine issues as indicated: (i) Mazama favors allowing shareholders to vote on the granting of "golden parachutes;" (ii) Mazama favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders; (iii) Mazama is in favor of confidential voting; (iv) Mazama is in favor of eliminating classified boards; (v) Mazama is generally opposed to the erection of barriers to future merger/take-over proposals (e.g. "poison pills") where such devices can be seen as self-protective of management rather than to benefit shareholders' interests; (vi) Mazama believes in allowing shareholders cumulative voting rights, which enhances their ability to select directors who perform well over others; (vii) Mazama is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value, and Mazama will vote against incentive plans with "change in control" provisions that protect or benefit management or board members over the interests of shareholders; (viii) Mazama is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost, and for similar reasons, Mazama opposes proposals that call for constrictions on a company's business for social purposes; (ix) Mazama is in favor of savings, investment, stock purchase and ESOP plans for corporate employees; (x) Mazama generally favors proposals to reincorporate under the laws of a different state since a company usually finds an economic advantage in the result; (xi) the consolidation of several companies or subsidiaries, including reincorporations from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost -- savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders' interests, and therefore, such proposals will generally be approved by Mazama; (xii) Mazama favors director ownership of stock, whether through purchase of stock or the granting of options, and where options are not granted by a company to its directors, Mazama generally favors purchase of shares by directors; (xiii) Mazama generally does not favor proposals to prohibit re-election of outside directors after a fixed number years of service or upon retirement from their primary employment; (xiv) Mazama thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders' assets; (xv) Mazama generally opposes proposals to prohibit business dealings with communist countries; (xvi) Mazama generally opposes requiring management to disclose corporate political contributions; and
(xvii) Mazama is generally in favor of eliminating or not granting retirement benefits to non-employee directors, but in some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

Mazama seeks to identify and resolve all material proxy-related conflicts of interest between the firm and its clients in the best interests of its clients. In the event a material conflict of interest is identified, Mazama will cast votes consistent with the Proxy Policies listed above. If the matter is not clearly addressed in Mazama's Proxy Policy, Mazama will rely on ISS to provide guidance in the matter.

JPMIM. With respect to the Realty Income Fund, the Board of Trustees has delegated to the Fund's investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Fund's portfolio securities. Most of the securities in which the Fund invests, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently ISS in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

In accordance with regulations of the SEC, the Funds' proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectuses and pursuant to a Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

The Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Fund, and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients' consultants. No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures. A list of the entities that receive the Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

     Vickers Stock Research Corp.                 Quarterly     30 days after month end
     Standard & Poor's                            Monthly       30 days after month end
     MorningStar Inc.                             Monthly       30 days after month end
     Lipper, Inc.                                 Monthly       30 days after month end
     Thomson Financial                            Monthly       30 days after month end
     Bloomberg LP                                 Monthly       30 days after month end
     Investment Company Institute                 Monthly       30 days after month end
     Casey Quirk & Acito                          Monthly       30 days after month end
     BEHAVIORAL GROWTH FUND
     Jeffrey Slocum & Associates                  Quarterly     30 days after month-end
     Fernand Schopping Associates                 Quarterly     30 days after month-end
     BEHAVIORAL VALUE FUND
     Fernand Schopping Associates                 Quarterly     30 days after month-end
     SMALL CAP GROWTH FUND
     Jeffrey Slocum & Associates                  Quarterly     30 days after month-end
     Watershed Investments Consultants, Inc.      Quarterly     30 days after month-end
     Mercer Investments Consulting                Monthly       30 days after month-end

In addition, certain service providers to the Fund or the Adviser, Sub-Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Fund's portfolio holdings information earlier than 30 days after month end, such as subadvisers rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations (released quarterly 10 days after trade date) transfer agents, and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Fund's Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund's shareholders on one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs are available on the JPMorgan Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

The Fund's top ten holdings are posted on the JPMorgan Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds' website at www.jpmorganfunds.com.

                       INVESTMENT ADVISER AND SUB-ADVISERS

As described in the Prospectus, JPMIM is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. With the exception of Realty Income Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the

Board of Trustees. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provides certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM, and JPMDS are each affiliates of the Adviser. See "Custodian," "Administrator and Sub-Administrator," "Shareholder Servicing" and "Distributor" sections.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services JPMIM provides to the Funds are not exclusive under the terms of the advisory agreement. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

The Funds are overseen by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of its affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

Under the Funds' advisory agreement with JPMIM, JPMIM is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Institutional Class Prospectus and in the combined Class A, Class B and Class C Prospectus and "The Fund - The Fund's Management" in the Investor Class Prospectus.

Prior to January 31, 2004 and pursuant to the advisory agreements with the Funds and the Undiscovered Managers, LLC ("UM"), UM served as investment adviser to the Funds.

The table below sets forth the investment advisory fees that the Funds paid to or accrued by JPMIM or UM (waived amounts are in parentheses) with respect to each fiscal year-ended indicated:

                           FISCAL YEAR ENDED AUGUST      FISCAL YEAR ENDED AUGUST       FISCAL YEAR ENDED AUGUST
                                   31, 2003                      31, 2004                       31, 2005
                         ---------------------------   ---------------------------    ---------------------------
                         PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED       PAID/ACCRUED        WAIVED
Behavioral Growth Fund   $    716,391   $    130,215   $  1,216,036   $    (15,020)   $  1,350,825              -
Behavioral Value Fund    $    301,512   $    100,732        537,412       (126,353)      1,039,024        (50,535)
Realty Income Fund       $  1,495,386   $    120,035      1,914,943       (504,072)      1,779,826       (649,490)
Small Cap Growth Fund    $    654,432   $    168,244      1,522,857       (151,732)      2,572,051              -

As described in the Prospectus, JPMorgan Chase Bank has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.

With the exception of Realty Income Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser pursuant to a sub-advisory agreement. Each of the sub-advisers is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler")); and Ronald A. Sauer (Mazama Capital Management, Inc. ("Mazama")).

Under each sub-advisory agreement relating to the Funds between JPMIM and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by JPMIM out of the fees JPMIM receives, of a certain percentage of the average daily net asset value of such Fund. For Behavioral Value Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. For Behavioral Growth Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. For Small Cap Growth Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. For a description of such fees, see "The Funds -- The Funds' Management" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund - The Fund's Management" in the Investor Class Prospectus.

The table below sets forth the sub-advisory fees that JPMIM or UM paid to sub-advisers with respect to each fiscal year-ended indicated:

                                                                          FISCAL YEAR
                                            FISCAL YEAR    FISCAL YEAR       ENDED
                                           ENDED AUGUST   ENDED AUGUST    AUGUST 31,
       FUND               SUB-ADVISER        31, 2003       31, 2004         2005
--------------------   -----------------   ------------   ------------   ------------
Behavioral Growth      Fuller & Thaler     $ 452,457.19   $    766,017   $    854,609
Fund                   Asset Management,
                       Inc
Behavioral Value       Fuller & Thaler     $ 201,008.07   $    356,940   $    693,473
Fund                   Asset Management,
                       Inc
Realty Income Fund     Bay Isle            $ 996,924.16   $    552,226            N/A
                       Financial
                       LLC(1)/JPMIM
Small Cap Growth       Mazama Capital      $ 413,325.41   $    959,282   $  1,626,314
Fund                   Management, Inc

(1) Prior to January 1, 2004, Bay Isle Financial LLC ("Bay Isle") served as Realty Income Fund's subadviser, with Undiscovered Managers, LLC serving as the investment adviser. Undiscovered Managers, LLC paid Bay Isle a sub-advisory fee at the annual rate of 0.70% of the first $200 million of Realty Income Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. From January 1, 2004 until January 30, 2004, JPMIM replaced Bay Isle as Realty Income Fund's subadviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. During such period, JPMIM was paid a fee at the annual rate of 0.70% of the first $200 million of Realty Income Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Effective January 31, 2004, JPMIM became Realty Income Fund's investment adviser, and the subadvisory agreement was terminated.

Each Fund's current advisory agreement with JPMIM and related sub-advisory agreement, if applicable, was approved by the applicable Fund's shareholders on January 13, 2004 and provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, JPMIM or, in the case of the related sub-advisory agreement, the relevant sub-adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon 60 days' written notice, and by JPMIM upon 90 days' written notice, and shall automatically terminate in the event of its assignment. Each Fund's advisory agreement provides that JPMIM owns all rights to and control of the name "Undiscovered Managers," and the Small Cap Growth Fund's advisory agreement also provides that JPMIM owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by JPMIM to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or JPMIM, cast in person at a meeting called for the purpose of voting on such approval.

PORTFOLIO MANAGERS' OTHER ACCOUNTS MANAGED

The following table shows information regarding all of the other accounts managed by each portfolio manager as of August 31, 2005.

                           REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                 COMPANIES                   VEHICLES                OTHER ACCOUNTS
                           ---------------------     -----------------------       -------------------
                           NUMBER OF     TOTAL         NUMBER OF     TOTAL         NUMBER OF     TOTAL
                           ACCOUNTS      ASSETS        ACCOUNTS      ASSETS        ACCOUNTS      ASSETS
-------------------------------------------------------------------------------------------------------------
BEHAVIORAL GROWTH FUND
Russell J. Fuller          1         $8 Million          0       0                  50       $2.411 Billion
Frederick W. Stanske       1         $8 Million          0       0                  35       $1.642 Billion
BEHAVIORAL VALUE FUND
Russell J. Fuller          1         $8 Million                                     50       $2.411 Billion
David M. Potter            0         0                   0       0                  15       $769 Million
REALTY INCOME FUND
Scott Blasdell             1         $1.151 Billion      2       $249.904 Million   4        $550.297 Million
SMALL CAP GROWTH FUND
Ronald A. Sauer            11        $1.156 Billion      4       $149.8 Million     71       $4.938 Billion
Stephen C. Brink           11        $1.156 Billion      4       $149.8 Million     71       $4.938 Billion
Gretchen M. Novak          11        $1.156 Billion      4       $149.8 Million     71       $4.938 Billion
Timothy P. Butler          11        $1.156 Billion      4       $149.8 Million     71       $4.938 Billion
Michael C. Clulow          11        $1.156 Billion      4       $149.8 Million     71       $4.938 Billion

PERFORMANCE BASED FEE ADVISORY ACCOUNTS

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of August 31, 2005.

                           REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                 COMPANIES                 VEHICLES                 OTHER ACCOUNTS
                           ---------------------   -----------------------    --------------------------
                           NUMBER OF     TOTAL       NUMBER OF     TOTAL      NUMBER OF      TOTAL
                           ACCOUNTS      ASSETS      ACCOUNTS      ASSETS     ACCOUNTS      ASSETS
--------------------------------------------------------------------------------------------------------
BEHAVIORAL GROWTH FUND
Russell J. Fuller          0             0           0             0          1         $96 Million
Frederick W. Stanske       0             0           0             0          1         $96 Million
BEHAVIORAL VALUE FUND
Russell J. Fuller          0             0           0             0          1         $96 Million
David M. Potter            0             0           0             0          0         0
REALTY INCOME FUND
Scott Blasdell             0             0           0             0          1         $138.569 Million
SMALL CAP GROWTH FUND
Ronald A. Sauer            0             0           0             0          2         $244.89 Million
Stephen C. Brink           0             0           0             0          2         $244.89 Million

Gretchen M. Novak          0             0           0             0          2         $244.89 Million
Timothy P. Butler          0             0           0             0          2         $244.89 Million
Michael C. Clulow          0             0           0             0          2         $244.89 Million

POTENTIAL CONFLICTS OF INTERESTS

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment company (a "RIC"). The potential for conflicts of interest exists when the Adviser or a Subadviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

JPMIM. Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro-rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

MAZAMA. As every member of the investment team at Mazama has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Small Cap Growth Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small Cap Growth Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Fund or another client account, the Small Cap Growth Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Small Cap Growth Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

FULLER & THALER. As every member of the investment team at Fuller & Thaler has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Fuller & Thaler for managing the Behavioral Growth Fund and the Behavioral Value Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the investment team, as equity owners and by receiving a share of portfolio management fees, benefit from Fuller & Thaler's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Fuller & Thaler compared to small accounts. One account pays fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index; this account is managed consistently with its stated investment strategy. Despite these differences Fuller & Thaler believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the investment team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Behavioral Growth Fund and the Behavioral Value Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Fuller & Thaler allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the investment team identifies a limited investment opportunity that may be suitable for more than just the Behavioral Growth Fund or the Behavioral Value Fund, as the case may be, or another client account, the respective Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Fuller & Thaler aggregates orders for the respective Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Fuller & Thaler has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PORTFOLIO MANAGER COMPENSATION

JPMIM. JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the Fund's pre-tax performance is compared to the appropriate market peer group and to the Fund's benchmark index listed in the Fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

MAZAMA. Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Fund(s) managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

Equity based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

FULLER & THALER.

Fuller & Thaler strives to provide a competitive total compensation package for its employees. In addition to competitive base salaries, Fuller & Thaler investment professionals receive annual year-end bonuses that are a function of individual performance contributions to the firm and of the firm's revenue. Year-end bonuses may be a multiple of an investment professional's annual base compensation. For portfolio managers, the performance of the assets they manage relative to benchmarks may also be considered when the firm determines bonus compensation.

As a component of the year-end bonus program, many investment professionals receive an objective bonus based on incremental firm revenues relative to the annual firm revenues in the year of their hire. Fuller & Thaler's bonus structure effectively aligns the interest of the investment professionals with those of the client and of the firm.

Fuller & Thaler has also implemented an incentive program through which key employees can purchase stock in the firm at favorable prices. Generally, employees with three or more years of service at the firm and who have obtained an officer status of Vice President or higher are eligible for stock purchase. The amount of stock each officer is eligible to purchase is determined annually by the Executive Stock Purchase Plan Committee. Our stock purchase program and our bonus programs serve as rewards for superior performance and give key employees further incentive to remain on board, grow the firm, and serve our clients.

                             OWNERSHIP OF SECURITIES

The following table shows information regarding the ownership of securities of the Funds by portfolio managers as of August 31, 2005:

                                                                        DOLLAR RANGE OF SHARES IN THE FUND
                                                                        $1 -        $10,001    $50,001 -     OVER
FUND                                NAME                      NONE     $10,000     - $50,000   $100,000    $100,000
                                                              ----     -------     ---------   ---------   --------
BEHAVIORAL GROWTH FUND              Russell Fuller                                                 X
                                    Frederick Stanske                                              X

BEHAVIORAL VALUE FUND               Russell Fuller                                                             X
                                    David Potter                          X

REALTY INCOME FUND                  Scott Blasdell             X

SMALL CAP GROWTH FUND               Ronald Sauer                                                               X
                                    Stephen Brink                                                              X
                                    Gretchen Novak                                     X
                                    Timothy Butler                                     X
                                    Michael Clulow                                     X

                                    EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of JPMIM; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Trust's series; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class Shares, Class A Shares, Class B Shares or Class C Shares. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, JPMorgan Chase Bank has contractually agreed that it will reimburse each Fund to the extent total annual operating expenses of the Institutional Class, Investor Class, Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the current deferred compensation plan) exceed the following annual percentage rates of their respective average daily net assets:

     FUND                      INSTITUTIONAL CLASS   INVESTOR CLASS   CLASS A   CLASS B   CLASS C
     ----                      -------------------   --------------   -------   -------   -------
Behavioral Growth Fund                1.30%               1.65%        1.65%     2.15%     2.15%
Behavioral Value Fund                 1.40%                N/A*        1.60%     2.10%     2.10%
Realty Income Fund                    1.00%                N/A*        1.40%     1.90%     1.90%
Small Cap Growth Fund                 1.20%                N/A*        1.60%      N/A       N/A*

----------
* The Fund does not currently offer such class.

These agreements have terms ending December 31, 2006. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

                                  ADMINISTRATOR

Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Pursuant to the Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. If not terminated, the Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of the funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the "JPMorgan Funds Complex" includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

From January 31, 2004 to February 19, 2005, pursuant to the an administration agreement between the Trust, on behalf of the Funds, and JPMorgan Chase Bank (the "Predecessor Administration Agreement"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreement, JPMorgan Chase Bank received from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.

Prior to January 31, 2004 and pursuant to the administration services agreement between the Trust, on behalf of the Funds and UM, UM served as the administrator to the Funds.

The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parenthesese) for the fiscal periods indicated

                            FISCAL YEAR ENDED            FISCAL YEAR ENDED AUGUST       FISCAL YEAR ENDED AUGUST
                             AUGUST 31, 2003                     31, 2004                       31, 2005
                         ------------------------      ---------------------------    ----------------------------
                         PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED       PAID/ACCRUED      WAIVED
Behavioral Growth Fund   $    188,524           -      $    276,051   $    (72,026)   $    181,245   $     (6,812)
Behavioral Value Fund    $     71,788           -           107,034        (21,673)        122,301        (59,456)
Realty Income Fund       $    356,044           -           401,601        (33,129)        217,781       (109,658)
Small Cap Growth Fund    $    172,219           -           341,791        (24,076)        343,213       (234,590)

These amounts were subject to reduction and reimbursement under certain expense deferral arrangements.

Prior to January 31, 2004, PFPC Inc. provided certain of the foregoing administrative services as sub-administrator to the Funds, at the expense of UM.

                                   DISTRIBUTOR

Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer

Services, Inc.) ("JPMDS") serves as the Trust's distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006, and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Funds.

The following table describes the compensation paid to the principal underwriter, JPMDS, for the period from February 19, 2005, until August 31, 2005.

                                           COMPENSATION
                                NET             ON
                            UNDERWRITING    REDEMPTIONS
                           DISCOUNTS AND        AND        BROKERAGE        OTHER
FUND                        COMMISSIONS     REPURCHASES   COMMISSIONS   COMPENSATION
------------------------------------------------------------------------------------
Behavioral Growth Fund        1,608.68        147.95           -          23,896.53
Behavioral Value Fund        17,730.29      3,252.86         714.44       59,586.95
Realty Income Fund            1,904.78        926.48           -           5,435.33
Small Cap Growth Fund            70.13          -              -              64.51
TOTAL                        21,313.88      4,327.29         714.44       88,983.32

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended August 31, 2005 was $21,313.88.

                          SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Service and Distribution Plan") on behalf of the Investor Class Shares of the Behavioral Growth Fund. The Service and Distribution Plan permits the Funds to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class Shares of the Funds, (ii) providing services relating to the Investor Class Shares of the Funds (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Funds' Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class Shares. The Service and Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plan, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act). Any change in the Service and Distribution Plan that would materially increase the cost to the Investor Class Shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to the Service and Distribution Plan require a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

The Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to Behavioral Growth Fund. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Funds' Investor Class Shares, and thus higher asset levels in Investor Class Shares of Behavioral Growth Fund, although it is impossible to know for certain the level of sales and redemptions of the Funds' Investor Class Shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds by reducing the expense ratios of the Behavioral Growth Fund and/or by affording greater investment flexibility.

The table below sets forth the fees that the Investor Class Shares of Behavioral Growth Fund paid to or that were accrued by the Distributor or PFPC Distributors (waived amounts are in parentheses) with respect to each fiscal year-end indicated:

                            FISCAL YEAR ENDED             FISCAL YEAR ENDED              FISCAL YEAR ENDED
                             AUGUST 31, 2003               AUGUST 31, 2004                AUGUST 31, 2005
                         ------------------------      ------------------------       ------------------------
                         PAID/ACCRUED      WAIVED      PAID/ACCRUED      WAIVED       PAID/ACCRUED      WAIVED
  Behavioral             $     24,998           -      $     42,520           -       $     40,594           -
  Growth Fund

                                DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders' fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A Shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the applicable Fund of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares or 0.75% annualized of the average daily net asset value of Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B or Class C Shares, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by the Trust with respect to the classes of Shares specified above.

The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated:

                            JUNE 7, 2004* THROUGH       FOR THE FISCAL YEAR ENDED
                                AUGUST 31, 2004             AUGUST 31, 2005(1)
                            ----------------------      --------------------------
                            PAID/ACCRUED    WAIVED      PAID/ACCRUED     WAIVED
  BEHAVIORAL GROWTH FUND
        Class A Shares       $        6     $    -      $        882   $        -
        Class B Shares               17          -             1,143            -
        Class C Shares               20          -             1,378            -
  BEHAVIORAL VALUE FUND
        Class A Shares               31          -            22,945            -
        Class B Shares               43          -             7,786            -
        Class C Shares               92          -            46,020            -
  REALTY INCOME FUND
        Class A Shares               15          -             3,304            -
        Class B Shares               19          -             1,576            -
        Class C Shares               19          -             1,317            -
  SMALL CAP GROWTH FUND
        Class A Shares                5          -                77            -

(1) On February 19, 2005, JPMDS began serving as distributor to the Funds. The number set forth above include amounts paid to JPMDS, for the period from February 19, 2005, through August 31, 2005.

                                    CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan funds. JPMorgan Chase Bank is an affiliate of JPMIM.

For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

In addition there is a $2,000 annual charge for fund accounts per share class.

For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.00 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

Prior to February 19, 2005, DST Systems, Inc. served as transfer agent and dividend disbursing agent for each Fund.

                              SHAREHOLDER SERVICING

TheTrust, on behalf of each of the Funds, has entered into a shareholder servicing agreement, dated February 19, 2005, with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

"Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.

"Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

     Class A, Class B and Class C                   0.25%
     Institutional Class                            0.10%

To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

The table below sets forth the fees paid or accrued to JPMorgan Chase Bank and JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                                         FOR THE FISCAL YEAR ENDED AUGUST 31,
                                                                        2005(1)
                                                         PAID/ACCRUED                WAIVED
          Behavioral Growth Fund
                Class A Shares                                      1                   (1)
                Class B Shares                                      -(b)                 -(b)
                Class C Shares                                      1                    -(b)
                Institutional Shares                              130                  (74)
          Behavioral Value Fund
                Class A Shares                                     23                  (21)
                Class B Shares                                      3                   (3)
                Class C Shares                                     15                  (14)
                Institutional Shares                               83                  (11)
          Realty Income Fund
                Class A Shares                                      3                   (1)
                Class B Shares                                      1                    -(b)
                Class C Shares                                      -(b)                 -(b)
                Institutional Shares                              168                    -
          Small Cap Growth Fund
                Class A Shares                                      -(b)                 -(b)
                Institutional Shares                              271                    -(b)

(b) Amounts round to less than one thousand.
(1) On February 19, 2005, JPMDS began serving as shareholder servicing agent to the Funds. The numbers set forth above include amounts paid to JPMDS for the period from February 19, 2005, through August 31, 2005.

                                 OTHER EXPENSES

In addition to the fees payable to JPMIM, the Administrator and the Distributor under various agreements discussed under "Investment Adviser and Sub-Advisers," "Distributor," "Administrator and Sub-Administrator," "Shareholder Servicing Agents," "Service and Distribution Plan" and "Rule 12b-1 Plan" above, each Fund is responsible for paying the expenses incurred in its operations, including its pro-rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             PORTFOLIO TRANSACTIONS

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, JPMIM, with respect to the Realty Income Fund, and each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. JPMIM (with respect to the Realty Income Fund) and the sub-advisers are each referred to as an "investment adviser" for the purposes of this section. Each investment adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each investment adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

An investment adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the investment adviser's expenses. Such services may be used by an investment adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

An investment adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The investment adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the investment adviser's overall responsibilities to the Fund and its other clients. The investment adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an investment adviser under the advisory agreement. The advisory fees that the Funds pay to an investment adviser will not be reduced as a consequence of the investment adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to an investment adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the investment adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of an investment adviser, an investment adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each investment adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands).

                                 FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                    ENDED         ENDED        ENDED
                                   8/31/03       8/31/04      8/31/05
                                 ---------------------------------------
BEHAVIORAL GROWTH FUND
Total Brokerage Commissions      $   307,604   $   612,409   $   284,891
Brokerage Commissions to
Affiliated Broker Dealers                  -             -             -
BEHAVIORAL VALUE FUND
Total Brokerage Commissions          188,845       188,173       282,377
Brokerage Commissions to
Affiliated Broker Dealers                  -             -             -
REALTY INCOME FUND*
Total Brokerage Commissions          262,946       586,823       842,886
Brokerage Commissions to
Affiliated Broker Dealers            162,148             -             -
SMALL CAP GROWTH FUND
Total Brokerage Commissions          251,703       367,317       940,045
Brokerage Commissions to
Affiliated Broker Dealers             28,751        95,330       338,000

*Prior to January 1, 2004, Bay Isle Financial LLC ("Bay Isle") served as the Realty Income Fund's sub-adviser. From January 1, 2004, JPMIM has served as the Realty Income Fund's adviser.

During the fiscal year ended August 31, 2003, the Behavioral Value Fund purchased securities of Southwest Securities, a firm that is regularly used for the Fund's trading. As of August 31, 2003, the Fund no longer held securities of Southwest Securities. During the fiscal year ended August 31, 2003, the Small Cap Growth Fund purchased securities of Friedman Billings Ramsey, a firm that is regularly used for the Fund's trading. As of August 31, 2003, the Fund no longer held securities of Friedman Billings Ramsey.

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Realty Income Fund will not participate in JPMIM's soft dollar arrangements described above.

For the fiscal year ended August 31, 2005, the following Funds paid the following in commissions to brokers and dealers who provided research services.

                                    TOTAL SOFT     PERCENTAGE OF TOTAL
           FUND                     COMMISSIONS        COMMISSIONS
----------------------------------------------------------------------
Behavioral Growth Fund              $   156,363                     55%
Behavioral Value Fund               $   120,517                     43%
Small Cap Growth Fund               $    87,941                      4%

                              DESCRIPTION OF SHARES

The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has four series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectuses. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to divide the shares of any series into multiple classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

OWNERSHIP OF THE SHARES OF THE FUNDS

INSTITUTIONAL CLASS SHARES

As of November 30, 2005, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Shares of the following Funds:

BEHAVIORAL GROWTH FUND

Class A Shares                     ADP CLEARING & OUTSOURCING                    11.40%
                                   26 BROADWAY
                                   NEW YORK NY 10004-1703

                                   A G EDWARDS & SONS CUST                        8.89
                                   FBO BELA S DENES S/D IRA
                                   9648 OLIVE BLVD PMB 236
                                   SAINT LOUIS MO 63132-3002

Class B Shares                     DEAN WITTER FBO                               10.89%
                                   MARSHALL D ABRAMS TRUST
                                   PO BOX 250
                                   NEW YORK NY 10008-0250

                                   NFS LLC FEBO                                   8.46
                                   MARIA E RIGOLI
                                   TOD NAME ON FILE
                                   1981 N OLD PATAGONIA RD
                                   NOGALES AZ 85621-1273

                                   PERSHING LLC                                  11.97
                                   PO BOX 2052
                                   JERSEY CITY NJ 07303-2052

Class C Shares                     A G EDWARDS & SONS INC CUST                    5.74%
                                   FBO E TIMOTHY GEOTTES S/D IRA
                                   12125 HIAWATHA DR
                                   SHELBY TWP MI 48315-1248

                                   FIRST CLEARING LLC                             5.43

                                   MARK W HOADLEY &
                                   CHRISTINE L HOADLEY JT TEN
                                   4921 COLUSA DR
                                   OCEANSIDE CA 92056

                                   MLPF&S FOR THE SOLE BENEFIT OF                13.21
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   NFS LLC FEBO                                   5.20
                                   BONNIE SCHWARTZ SHAPIRO TTEE
                                   HOWARD LEIFER LIVING TRUST
                                   U/A 8/26/03
                                   215 E 81ST ST
                                   NEW YORK NY 10028-2625

                                   NFS LLC FEBO                                   5.48
                                   LINDA HESPE GDN
                                   EUGENE F RIGHINI
                                   2132 MUSKOGEE TRL
                                   NOKOMIS FL 34275-5328

                                   PERSHING LLC                                   8.33
                                   PO BOX 2052
                                   JERSEY CITY NJ 07303-2052

Institutional Class Shares         CHARLES SCHWAB & CO INC                       19.33%
                                   SPECIAL CUST A/C
                                   FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                   ATTN MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   NFS LLC FEBO                                  61.53
                                   FIIOC AS AGENT FOR
                                   QUALIFIED EMPLOYEE BENEFIT
                                   PLANS 401K FINOPS-IC FUNDS
                                   100 MAGELLAN WAY KW1C

                                   COVINGTON KY 41015-1987

Investor Class Shares              NFS LLC FEBO                                  89.77%
                                   FIIOC AS AGENT FOR
                                   QUALIFIED EMPLOYEE BENEFIT
                                   PLANS 401K FINOPS-IC FUNDS
                                   100 MAGELLAN WAY KW1C
                                   COVINGTON KY 41015-1987

BEHAVIORAL VALUE FUND

Class A Shares                     MLPF&S FOR THE SOLE BENEFIT OF                 7.27%
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

Class C Shares                     MLPF&S FOR THE SOLE BENEFIT OF                13.79%
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

Institutional Class Shares         BANK ONE TRUST                                11.88%
                                   FBO STATE OF CALIFORNIA 401K
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH 43218-2029

                                   BANK ONE TRUST                                16.10
                                   FBO STATE OF CALIFORNIA 457
                                   C/O IPO PORTFOLIO ACCOUNTING
                                   PO BOX 182029
                                   COLUMBUS OH 43218-2029

                                   CHARLES SCHWAB & CO INC                       42.93
                                   SPECIAL CUST A/C
                                   FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                   ATTN MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

REALTY INCOME FUND

Class A Shares                     FIRST CLEARING LLC                             6.70%
                                   SHIRLEY BUCKNER TRUST UNIT1
                                   3217 HOLLAND RD
                                   VIRGINIA BCH VA 23453-2828

                                   NFS LLC FEBO                                  13.87
                                   CARL O BURTON
                                   LINDA R BURTON
                                   KIMBERLY BRILLHART
                                   110 N IH 35 SUITE 315 402
                                   ROUND ROCK TX 78681-5022

                                   NFS LLC FEBO                                   9.21
                                   PATRICK CUPPENS
                                   4904 W WESTRIDGE PARK DR
                                   LAKE CHARLES LA 70605-6748

Class C Shares                     BEAR STEARNS SECURITIES CORP                  13.80%
                                   1 METROTECH CTR N
                                   BROOKLYN NY 11201-3870

                                   MLPF&S FOR THE SOLE BENEFIT OF                 5.12
                                   ITS CUSTOMERS
                                   ATTN FUND ADMINISTRATION
                                   4800 DEER LAKE DR E FL 3
                                   JACKSONVILLE FL 32246-6484

                                   NFS LLC FEBO                                  11.50
                                   ORION MATTHEWS
                                   5210 S SANGAMON ST
                                   CHICAGO IL 60609-6140

                                   WELLS FARGO INVESTMENTS LLC                    5.64
                                   608 2ND AVE S FL 8
                                   MINNEAPOLIS MN 55402-1927

Institutional Class Shares         CHARLES SCHWAB & CO INC                       57.63%
                                   SPECIAL CUST A/C
                                   FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                   ATTN MUTUAL FUNDS
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO CA 94104-4122

                                   NATIONAL INVESTOR SERVICES FBO                17.00
                                   55 WATER STREET 32ND FLOOR
                                   55 WATER ST FL 32
                                   NEW YORK NY 10041-3299

SMALL CAP GROWTH FUND

Class A Shares                     BEAR STEARNS SECURITIES CORP                  12.97%
                                   1 METROTECH CTR N
                                   BROOKLYN NY 11201-3870

                                   H&R BLOCK FINANCIAL ADVISORS                  35.29
                                   DIME BUILDING
                                   719 GRISWOLD ST STE 1700
                                   DETROIT MI 48226-3318

                                   INVESTORS TRUST CO CUST                        5.69
                                   ROTH CONTRIBUTION IRA 1/1/2004
                                   NATE MITCHELL
                                   6188 KENYONS CLAIM CIR
                                   WEST JORDAN UT 84084-8133

                                   JP MORGAN INVESTMENT MGMT                     15.55
                                   ATTN PETER SWIATEK
                                   1200 N FEDERAL HWY STE 205
                                   BOCA RATON FL 33432-2845

                                   NFS LLC FEBO                                   7.97

                                   BRUCE M TYLER
                                   TOD NAME ON FILE
                                   DTD 03/16/2004
                                   24455 LAKESHORE BLVD APT# 1009
                                   EUCLID OH 44123-1256

                                   PERSHING LLC                                   8.39
                                   PO BOX 2052
                                   JERSEY CITY NJ 07303-2052

Institutional Class Shares         JPMORGAN CHASE BANK AS TRUSTEE FBO            11.20%
                                   SUN MICROSYSTEMS INC TAX DEFERRED
                                   RETIREMENT SAVINGS PLAN
                                   JPMORGAN RPS MGMT TEAM
                                   9300 WARD PKWY
                                   KANSAS CITY MO 64114-3317

                                   NFS LLC FEBO                                   8.98
                                   FIIOC AS AGENT FOR
                                   QUALIFIED EMPLOYEE BENEFIT
                                   PLANS 401K FINOPS-IC FUNDS
                                   100 MAGELLAN WAY KW1C
                                   COVINGTON KY 41015-1987

                                   PERSHING LLC                                   6.09
                                   PO BOX 2052
                                   JERSEY CITY NJ 07303-2052

                                   WELLS FARGO BANK NA CUST                      13.74
                                   FBO SAFECO
                                   PO BOX 1533
                                   MINNEAPOLIS MN 55480-1533

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                               MASSACHUSETTS TRUST

The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                                  TRUST COUNSEL

The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trust.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been accepted by the JPMorgan Funds Services.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or
(ii) through the Distributor by calling the JPMorgan Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction are valued in the same manner as they would be valued for purposes computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only by accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and
(iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares in a Fund for shares of the same class in any other Fund or a JPMorgan Fund as indicated in the Prospectuses that offers such share classes. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES

The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

Class B Shares of all Funds automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value's per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

                            FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediaries, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time,

JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales: (ii) basis point payments on net assets; and/or
(iii) fixed dollar amount payments. During the fiscal year ended August 31, 2005, JPMIM paid approximately $81.496 million pursuant to their revenue sharing arrangements.

FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts;
(ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service,. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will generally provide bid-side quotations. Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements);
(2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                          DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds intend to utilize provisions of the Federal income tax laws which allow them to carry a rcapital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

As of August 31, 2005, the only Behavioral Growth Fund had capital loss carryforwards which are available to offset future capital gains, if any, as follows:

                                 AMOUNT                   EXPIRATION DATE
                                 ----------------------------------------
Behavioral Growth Fund           $  58,780                August 31, 2010

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of a Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of a Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income in the case of shareholders who are individuals, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax will be imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year) and any retained amount from the prior year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Realty Income Fund invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), a Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, a Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to a Fund. Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, a Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. Each Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by a Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

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The Realty Income Fund invests in real estate investment trusts ("REITs"). Such
Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Some of the REITs in which the Fund may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.


FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year.

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Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and properly designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in each Fund should be aware that distributions from each Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares in each Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred

                                       74
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upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, properly designated interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during the taxable yars of the Fund beginning prior to January 1, 2008, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Distributions paid (or deemed paid) to foreign shareholders on or before December 31, 2007 by a Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct

                                       75
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holdings of U.S. real property and interests (other than solely as a creditor)
in "U.S. real property holding corporations" such as REITs, will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Fund makes this election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by each Fund unless certain holding period requirements are met.

Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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Most states provide that a regulated investment company may pass through
(without restriction) to the shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                              FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended August 31, 2005 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Serivces at 1-800-480-4111.

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                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Rating Service ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings ("Fitch")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to 'F-1' rating to denote relative status
               within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Moody's Investors Service, Inc. ("Moody's")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service Limited ("Dominion")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the

               "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

Moody's

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

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DESCRIPTION OF BOND RATINGS

S&P

Corporate and Municipal Bond Ratings

Investment Grade

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

       The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.   Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's

Long-Term Ratings: Bonds and Preferred Stock

Investment Grade

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Investment Grade

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,   HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,    financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,   DEFAULT. The ratings of obligations in this category are based on their
DD,    prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Dominion

Bond and Long-Term Debt Rating Scale

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/   Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D      This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

Moody's

Insurance Financial Strength Ratings

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Short-Term Insurance Financial Strength Ratings

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,   Very Weak. Companies rated in any of these three categories are viewed as
CC,    very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,   Distressed. These ratings are assigned to companies that have either
DD,    failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Short-Term Insurer Financial Strength Ratings

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody's

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

SP-3   Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody's

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Dominion

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.